UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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GREAT WESTERN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 23, 2020 Dear Great Western Bancorp, Inc. Stockholders:
CEO, Mark Borrecco
It is our pleasure to invite you to attend the 2021 Annual Meeting of Stockholders, which will be held virtually at 9:00 a.m. Central Time on Tuesday, February 9, 2021, by visiting www.meetingcenter.io/225325833 where you will be able to listen to the meeting live, submit questions and vote online. You will be asked to enter the 15-digit control number located on your proxy card.
Please see the Notice of Annual Meeting on the next page for more information about our meeting procedures.

Chairperson, James Brannen
We urge you to vote your shares by submitting your proxy online, or by telephone, or by completing and returning a proxy card by mail as soon as possible, even you plan to virtually attend the Annual Meeting.

Your vote is important to us. Thank you for your attention to the enclosed materials and for your continued support of our company.

____________________________________
MARK BORRECCO
President and Chief Executive Officer

____________________________________
JAMES BRANNEN
Chairperson of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 9, 2021
To the Stockholders of Great Western Bancorp, Inc.:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Great Western Bancorp, Inc., to be held virtually at www.meetingcenter.io/225325833 on Tuesday, February 9, 2021, at 9:00 a.m. Central Time, or any adjournment thereof (the "Annual Meeting"), for the following purposes:
1.    To elect the three nominees for director named in the accompanying proxy statement for the Annual Meeting (the "Proxy Statement") to hold office until the 2024 Annual Meeting of Stockholders;
2.    To consider an advisory (non-binding) proposal approving the Company's fiscal year 2020 executive compensation as described in the Proxy Statement;
3.    To approve an amendment to the Company's 2014 Omnibus Incentive Compensation Plan to increase the number of authorized shares from 1,375,889 to 2,625,889, an increase of 1,250,000 shares;
4.    To approve an amendment to the Company's 2014 Non-Employee Director Plan to increase the number of authorized shares from 121,333 to 211,333, an increase of 90,000 shares;
4.    To ratify the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year 2021; and
5.    To transact such other business as may properly come before the Annual Meeting.
The Board of Directors unanimously recommends that you for "FOR" each of the proposed director nominees and "FOR" the proposals to be presented at the Annual Meeting.
Stockholders of record at the close of business on December 11, 2020 are entitled to vote at the Annual Meeting, either in person at the virtual meeting or by proxy. There are several ways to vote. You can vote your shares by proxy online, by telephone, by regular mail or at the virtual meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection upon request of any stockholder for a purpose germane to the Annual Meeting at our principal executive offices at 225 S. Main Ave., Sioux Falls, South Dakota 57104 during the ten days prior to the Annual Meeting, during ordinary business hours, and at www.meetingcenter.io/225325833.
Whatever method you choose, please vote in advance of the meeting to ensure that your shares will be voted as you direct. For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received a hard copy of the Proxy Statement, on the enclosed proxy card. You can choose to receive proxy materials by mail or e-mail if you request them and you continue to have the right to vote by mail, as well as by telephone and on the Internet.
By order of the Board of Directors,
Donald J. Straka
Corporate Secretary
December 23, 2020
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Admission Procedures
The meeting is open to stockholders of Great Western Bancorp, Inc. To participate and vote your shares at the Annual Meeting, you will need the 15-Digit Control Number included on your Notice of Internet Availability of the Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy in advance to ensure your vote is counted if you decide not to attend the virtual meeting.
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2021 Proxy Statement Summary

General
The following summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider. You should read the entire Proxy Statement carefully before voting.
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Annual Meeting
(See pages 7 through 11)
Meeting: Annual Meeting of Stockholders        Date: Tuesday, February 9, 2021        Time: 9:00 a.m. Central Time
Location: www.meetingcenter.io/225325833    Password: GWB2021
Record Date: December 11, 2020
Voting: Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals being voted upon. See page 8 for further information.
Admission: The meeting is open to stockholders of Great Western Bancorp, Inc. To participate and vote your shares at the Annual Meeting, you will need the 15-Digit Control Number included on your Notice of Internet Availability of the Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
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Proposals to be Voted On and Board Voting Recommendations

Proposal		Recommendation	Page Reference
1	Election of Directors	FOR Each Director Nominee	12
2	Approval of non-binding advisory proposal on Executive Compensation	FOR	52
3	Approval of an amendment to the Company's 2014 Omnibus Incentive Compensation Plan to increase the number of authorized shares as described in this Proxy Statement	FOR	53
4	Approval of an amendment to the Company's 2014 Non-Employee Director Plan to increase the number of authorized shares as described in this Proxy Statement	FOR	60
5	Ratification of the appointment of Ernst & Young LLP as independent accountants for 2021	FOR	62

Director Nominees
(See pages 12 through 17)

Director Name	Age	Director Since	Principal Occupation	Independent
James Brannen	58	2015	Retired Chief Executive Officer of FBL Financial Group, Inc.	Yes
Thomas Henning	67	2015	President and Chief Executive Officer of Assurity Group Inc.	Yes
Daniel Rykhus	55	2014	President and Chief Executive Officer of Raven Industries	Yes

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Great Western's Environmental, Social and Governance ("ESG") Framework
Great Western's ESG framework is built around our mission to "Make Life Great" by empowering our employees, strengthening our customers and enriching our communities.

E S G	Human Capital	Social Capital
Making Life Great
•Competitive compensation and benefits to attract and retain the best people.
•Educational assistance to help our team members improve on-the-job proficiency and to prepare them for advancement within the Company.
•New full-time employees start with 4 weeks of Paid Time Off ("PTO"). Additional paid time for 10 holidays, military paid leave, maternity paid leave and paid leave for COVID-19 related reasons.
•Dress for Your Day is a new dress code policy to allow more flexibility.
•Strong Employee Survey Participation.
•Life Services Toolkit provides access for all employees to resources on estate planning, financial planning, health and wellness, including mental health wellness resources.

Diversity, Equity & Inclusion
•Committed to fostering, cultivating and preserving a culture of diversity and inclusion.
•We strive to have our Company be a reflection of the communities and the people it serves.
•Expanded Diversity, Equity & Inclusion ("DE&I") Council from 7 to 18 members.
•Impacting Change Recognition Program recognizing team members who demonstrate DE&I values in their team, customers and communities.
•12.5% of our Board members are women.
•20% of our executive team and 22% of our senior management team are women.

Code of Ethics
(www.greatwesternbank.com)
•Equal opportunity environment encouraging non-discriminatory practices.
•Policies prohibit any form of harassment, retaliation and intimidation.
•Whistleblower and Unethical Conduct Hotline administered by an independent third party.

Corporate & Community Engagement
•Contributed over $2,200,000 to charitable organizations across our footprint including:
◦$1,200,000 targeted to non-profits benefiting low-moderate income individuals;
◦$395,000 Making Life Great grants donated to 36 non-profit organizations of which $155,000 supported affordable housing within our footprint;
◦$384,000 for COVID-19 relief to non-profit organizations directly impacted by the pandemic; and
◦$60,000 in Great Gifts of Gratitude awarded to over 130 local heroes across our footprint.

Community Impact
•Team members volunteered over 8,000 hours serving communities across our footprint.
•Team members actively identify and provide financial education programs throughout out our communities, including Teach a Child to Save, Elder Abuse, Junior Achievement, FDIC Money Smart Programs and also work with and teach convicted felons how to financially re-enter society and to help break the cycle of poverty.
•Sioux Falls Local Best: consistently recognized as one of the local best in banking, personal loans and mortgage / real estate lending.

Community Investments
•Approximately $111 million of investment in CRA eligible mortgage-backed securities and municipal investments established for economic development and revitalization, affordable housing, and community services in each state of our 9-state footprint.

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Corporate Governance	Sustainability	Environment

Board Oversight and Leadership
•Independent Chairperson of the Board.
•7 of 8 continuing directors are considered independent under the NYSE standards.
•Director Independence Standards follow the definitions established by the SEC, NYSE and FDIC.
•All directors serving during fiscal year 2020 attended more than 75% of the aggregate of all meetings.
•No material related-party transactions involving the directors or executive officers.
•Annual self-assessment of the Board and its Committees.
•Mandatory CEO Retirement Age Guidelines.
•No director serves on an excess number of outside boards.
•Prohibited transactions in our common stock: margin accounts, short selling, trading derivative securities, hedging.
•Stock ownership guidelines for our directors.
•Board nominees must be less than 75 years of age on date of election.
•Plurality Plus Policy for election of directors in uncontested director elections.
•71% of the independent directors have served on the Board five years or less.

Executive Management
•Compensation Committee conducts an annual performance evaluation of the CEO and executive officers.
•Stock ownership guidelines for our executive officers.
•Clawback Policy for executive compensation for both short and long-term incentives.
•Executive Anti-Nepotism Policy.

Shareholder Rights
•No Poison Pill Plan to discourage unsolicited acquisition offers.

Lending
•Originated 4,815 PPP Loans which resulted in over $727 million in loans to support small and large businesses during the COVID-19 pandemic.
•Participated in First Time Home Buyer Programs and Tax Credit Programs: Nebraska Investment Finance Authority (NIFA), South Dakota Department Housing Development Authority (SDHDA), Iowa Finance Authority (IFA) and USA Rural Development.
•Originated over $104 million in community development loans including loans to provide affordable housing, job creation or stabilization, community services and loans to revitalize or stabilize low-moderate underserved / distressed income tracts.
•Originated over $16 million in small business lending through SBA 7(a) and SBA loans.
•Participant in Down Payment Assistance programs.
•5th largest farm lender as of September 30, 2020 (1) supporting the agriculture supply chain that is critical to our nation’s welfare.
(1)Source: American Bankers Association

Operations and Risk Management
•Business Continuity Program manages the threats and impacts associated with a disruption to key resources, including people, equipment, facilities, technology and suppliers.
•Pandemic Preparation and Response Plan activated in response to Covid-19 pandemic.
•Crisis Management Plan providing management structure, key responsibilities, emergency assignments, and general procedures to follow during and immediately after an emergency.
•Numerous risk management policies and procedures-provide guidance for the appropriate risk management of technology resources, cybersecurity, legal and regulatory risks, and other such risks as may from time to time be material to us.

Environmental Accountability
•LED interior lighting installed in Sioux Falls corporate headquarters and various branches with continued transitions throughout our markets and locations to promote the reduction of energy usage.
•Advanced thermal practices used in the IT Data Center hardware cooling systems to reduce energy.
•Recycling programs implemented in corporate office and high volume branch locations with continued expansion across the footprint to minimize waste and promote renewable practices.
•Expanding the utilization of e-signature to promote efficiency and paper reduction.

Document Imaging and Digital Footprint
•Access to our proxy materials by Internet in accordance with the “notice and access” e-proxy rules.
•Reductions in our carbon footprint through the utilization of technology and digital channels, including payments, credit, savings, remittances, mobile banking, online account opening, imaging systems, and a board portal for providing board materials and information.

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Actions in Response to the COVID-19 Pandemic
As we navigate the COVID-19 pandemic, our top priority has been the health, safety and well-being of our colleagues, clients and the communities we serve. We are undertaking significant efforts to support our colleagues, clients and communities and are committed to regular and open communications. As an organization, we have implemented solutions to keep our employees, customers and vendors safe. These measures included, among others, having over 50% (over 850) of our employees work remotely, equipping our team members with the resources necessary to continue providing outstanding customer service, taking a conservative approach to lobby traffic and limiting in-person interactions to control the spread of COVID-19 while maintaining business operations and remaining mindful that the banking industry is considered an essential business supporting our nation’s financial system. We were careful and deliberate in all decisions, continuously taking action to protect our employees, customers and vendors.
In addition to our over $727 million participation in the Paycheck Protection Program, we have implemented a number of initiatives for the benefit of our colleagues to help them through this unprecedented and challenging time. To aid in the support of the communities we serve, we have recognized local heroes who have made an impact during the COVID-19 pandemic and have awarded more than $60,000 in personalized gifts to over 130 individuals through our “Gifts of Gratitude” program. Additionally, over $384,000 in COVID-19 relief funds was provided to non-profit organizations directly impacted by the pandemic.
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Corporate Governance, Compensation and Board Matters
The Corporate Governance and Nominating Committee (the "Governance Committee"), the Compensation Committee and the Board annually review our corporate governance and compensation practices.
Corporate Governance Highlights

What We Do
✓	Independent Chairperson with significant board and leadership experience.	✓	Board Involvement and Attendance. All directors serving during FY2020 attended at least 75% of the aggregate of all Board and Committee meetings in FY2020.
✓
Independent Directors. Seven (7) out of eight (8) continuing directors are independent under the New York Stock Exchange ("NYSE") standards for independence as well as our Director Independence Standards.
		✓	Related-Party Transactions. No material related-party transactions involving the directors or executive officers.
✓	Independent Committees. Our Audit, Compensation, Governance and Nominating and Risk Committees are composed entirely of independent directors.	✓	Plurality Plus Voting Policy for uncontested director elections.
✓	Executive Sessions. Independent directors of our Board and Committees meet in executive session following their meetings.	✓	Outside Advisors. Board and Committees may hire outside advisors independently of management.
✓	CEO Public Company Service. CEO does not serve on any outside public company boards.	✓	Orientation Program. Orientation program for new directors and continuing education for all directors.
✓	Board and Committee Self-Assessments. Board and Committee self-assessments are conducted annually.	✓	Stock Ownership Guidelines. Directors and executive officers are subject to common stock ownership guidelines.
✓	Directors Public Company Service. None of the Company's directors serve on an excess number of outside public company boards.	✓	Board Diversity. Diverse Board in terms of gender and specific skills and qualifications.
✓	Executive Anti-Nepotism Policy. Prohibits hiring of immediate family members of directors and executive officers.

What We Don’t Do
✗	Short Selling or Use of Derivatives. Our directors and executive officers from any short selling activities and from trading derivative instruments related to our securities.	✗
Margin Accounts Holding our Common Stock. Our directors and executive officers are prohibited from holding shares of our Common Stock in margin accounts unless they are treated as non-marginable by the brokerage firm.

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Executive Compensation Highlights

What We Do
✓	Pay for Performance. We provide short-term and long-term incentive awards based on performance targets aligned with business performance metrics.	✓
Clawback Policy. We maintain a clawback policy that sets forth the conditions under which we may recover excess incentive-based compensation as defined in our policy that is paid or awarded to or received by any of our current or former executive officers.

✓
Performance-Based Equity Awards. The award cycle for restricted and performance shares is generally three years. Restricted units vest between one and three years and performance share units generally vest on a cliff basis of three years. The holder of restricted units is entitled to receive dividends on the vesting date.
✓
Double Triggers. Our change in control agreements include a "double trigger" requiring both a change in control and termination of the executive's employment within a set period of time for the executive to receive payment.

✓	Diversity of Performance Metrics. We use multiple performance metrics and multi-year vesting timeframes to limit short-term risk taking.	✓	Limited Perquisites. We provide limited perquisites to our executive officers that are intended to attract and retain highly qualified leaders.
✓	Lack of Gross-Up. None of our executive employment agreements include tax gross-ups on severance benefits.	✓
Annual Say-on-Pay Vote. We conduct an annual say-on-pay advisory vote for stockholders to approve executive compensation of our Named Executive Officers (“NEO”). In 2020, approximately 98% of our stockholders who attended the annual stockholders meeting (in person or by proxy) approved, on a non-binding, advisory basis, the compensation of our NEOs.

✓	Executive Performance. The Compensation Committee conducts an annual evaluation of the CEO’s and other executive officers’ performance.	✓
Annual Risk Assessment. We review our compensation program annually to confirm that does not encourage excessive risk taking and is not reasonably likely to have a material adverse effect on the Company.

✓	Management Succession Plan. We maintain a management succession plan for our key management positions.	✓	Internal Pay Equity. We consider a person’s responsibilities, skill level and effort in relations to other similarly-situated NEOs when making compensation determinations.
✓
Executive Officer Stock Ownership Guidelines. The guidelines provide an expectation that our CEO hold six times base salary in Company stock and our NEOs hold three times base salary in Company stock. Certain restrictions apply on the sale of Company stock granted pursuant to long term incentive grants until such time as the applicable threshold is met.

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225 S. Main Ave.
Sioux Falls, South Dakota 57104
PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, FEBRUARY 9, 2021
These proxy materials are furnished in connection with the solicitation by the Board of Directors (the “Board” with individual members of the Board being referred to herein as a “director”) of Great Western Bancorp, Inc., a Delaware corporation ("Great Western", "GWB", "we", "our", "us" and "the Company"), of proxies to be voted at the 2021 Annual Meeting of Stockholders of the Company and at any adjournment of such meeting (the “Annual Meeting”). In accordance with rules and regulations of the Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we furnish proxy materials, which include this Proxy Statement (this “Proxy Statement”), and the accompanying proxy card, Notice of Annual Meeting, and Annual Report on Form 10-K for fiscal year ended September 30, 2020, to our stockholders by making such materials available on the Internet unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail and would like to receive a printed copy of our proxy materials by mail or an electronic copy of our proxy materials by email, you should follow the instructions for requesting such materials included in the Notice, which is first being mailed to stockholders on or about December 23, 2020. The Notice will also contain instructions for accessing our proxy materials on the Internet.
When used in this Proxy Statement, the terms “our Bank” and "the Bank" refer to Great Western Bank, a South Dakota banking corporation and our wholly owned subsidiary, and the term “fiscal year” refers to our fiscal year, which is based on a twelve-month period ending September 30 of each year (e.g., fiscal year 2020 refers to the twelve-month period ending September 30, 2020).

About the Meeting

When and where is the Annual Meeting?
The Annual Meeting will be held on Tuesday, February 9, 2021 at 9:00 a.m. Central Time, virtually via the internet at www.meetingcenter.io/225325833; Password: GWB2021.
Why are we holding a virtual meeting instead of a physical meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company, especially in this COVID-19 environment. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.
How can I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/225325833. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is GWB2021.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 9:00 a.m. Central Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How do I register to attend the Annual Meeting virtually on the Internet?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
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To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Great Western holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Central Time, on January 26, 2021.
You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.
By mail:
Computershare:
Great Western Bancorp. Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will act upon the matters described in the Notice of Annual Meeting that accompanies this Proxy Statement, including (i) the election of three nominees for director named in this Proxy Statement; (ii) the approval, on an advisory (non-binding) basis, of the Company's executive compensation for fiscal year 2020 as described in this Proxy Statement; (iii) approval of an amendment to the Company's 2014 Omnibus Incentive Compensation Plan increasing the number of authorized shares from 1,375,889 to 2,625,889 shares; (iv) approval of an amendment to the Company's 2014 Non-Employee Director Plan increasing the number of authorized shares from 121,333 to 211,333 shares; and (v) the ratification of the Audit Committee’s appointment of Ernst & Young LLP as Great Western’s independent registered public accounting firm for fiscal year 2021.
Who may vote at the Annual Meeting?
Only record holders of our common stock, par value $0.01 per share (“Common Stock”), as of the close of business on December 11, 2020 (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, the Company had outstanding 55,104,759 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.
What constitutes a quorum?
The Annual Meeting will be held only if a quorum is present. A quorum will be present if a majority of the shares of Common Stock outstanding on the Record Date are represented, in person or by proxy, at the Annual Meeting. Shares represented by properly completed proxy cards either marked “abstain” or “withhold,” or returned without voting instructions, are counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Also, if shares are represented by properly completed proxy cards, but are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting.
If you are a stockholder of record, you can vote by:
•attending the virtual Annual Meeting and voting by virtual ballot;
•signing, dating and mailing in your proxy card which may be obtained by calling 1-866-641-4276 or by emailing investorvote@computershare.com;
•using your telephone, according to the instructions on the Notice or proxy card; or
•visiting www.investorvote.com/GWB and then following the instructions on the screen.
What do I do if I hold my shares through a broker, bank or other nominee?
If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available. If you hold your shares through a broker, bank or other nominee and would like to vote in person at the Annual Meeting, you must first obtain a copy of the voting instruction card provided by your broker, bank or nominee or a copy of a brokerage statement showing your ownership of shares as of December 11, 2020. Please refer to instructions found on page 8 of this Proxy Statement.
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Can I change or revoke my vote after I submit my vote or return my proxy card?
Yes. If you are a stockholder of record, you may change your vote by:
•voting by virtual ballot at the Annual Meeting;
•returning a later-dated proxy card;
•entering a new vote by telephone or on the Internet; or
•delivering written notice of revocation to the Company’s Corporate Secretary by mail at 225 S. Main Ave., Sioux Falls, South Dakota 57104.
How are votes counted?
Proposal 1: Election of Directors
A plurality of the votes cast for their election is required for the election of each of the three nominees for director. This means that the three nominees receiving the highest number of votes will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Votes to withhold and broker non-votes will not be counted for purposes of this proposal and will not affect the result of the vote. Although directors are elected by a plurality of the votes cast, the Board has adopted a Plurality Plus Voting Policy under which any director who fails to receive a favorable majority vote (i.e., more votes "for" election than "withhold" votes) in an uncontested election is required to tender his or her resignation to the Board for acceptance, with the Board to thereafter determine in its discretion whether to accept or reject the resignation. The Board must publicly disclose its decision to accept or reject the resignation and the reasons supporting such decision.
All Other Proposals (Proposals 2 - 5)
The affirmative vote of a majority of the votes cast is required to approve each of the other proposals.
How are Abstentions and Broker Non-Votes Treated?
Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of Proposal 2 - Advisory (non-binding) proposal approving the Company's fiscal year 2020 executive compensation and Proposal 5 – Ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year 2021. However, in accordance with the rules of the New York Stock Exchange (the “NYSE”), abstentions will be counted as “votes cast” for purposes of the approval of Proposals 3 and 4 – Amendments to the Company’s 2014 Omnibus Incentive Plan and 2014 Non-Employee Director Plan, giving them the effect of votes against the approval of these proposals. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be considered as present and entitled to vote for purposes of determining the presence of a quorum for the meeting.
Who will count the votes?
The Company’s inspector, Computershare, will count the votes.
Will my vote be kept confidential?
Yes. As a matter of policy, stockholder proxies, ballots and tabulations that identify individual stockholders are kept secret and are available only to the Company, its inspector and proxy solicitor, who are required to acknowledge their obligation to keep your votes confidential.
Who pays to prepare, mail and solicit the proxies?
The Company pays all of the costs of preparing, mailing and soliciting proxies in connection with this Proxy Statement. In addition to soliciting proxies through the mail by means of this Proxy Statement, we may solicit proxies through our directors, officers and employees in person and by telephone, facsimile or email. The Company asks brokers, banks, voting trustees and other nominees and fiduciaries to forward proxy materials to the beneficial owners and to obtain authority to execute proxies. The Company will reimburse the brokers, banks, voting trustees and other nominees and fiduciaries upon request. In addition to solicitation by mail, telephone, facsimile, email or personal contact by its directors, officers and employees, the Company has retained the services of Georgeson Inc., 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, to solicit proxies for a fee of $7,000 plus expenses.
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What are the Board’s recommendations as to how I should vote on each proposal?
The Board recommends a vote:
•FOR the election of each of the three director nominees named in this Proxy Statement;
•FOR the advisory (non-binding) proposal approving the Company's fiscal year 2020 executive compensation as described in this Proxy Statement;
•FOR the approval of an amendment to the Company's 2014 Omnibus Incentive Compensation Plan to increase the number of authorized shares as described in this Proxy Statement;
•FOR the approval of an amendment to the Company's 2014 Non-Employee Director Plan to increase the number of authorized shares as described in this Proxy Statement; and
•FOR the ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021.
How will my shares be voted if I sign, date and return my proxy card?
If you sign, date and return your proxy card and indicate how you would like your shares voted, your shares will be voted as you have instructed. If you sign, date and return your proxy card but do not indicate how you would like your shares voted, your proxy will be voted:
•FOR the election of each of the three director nominees named in this Proxy Statement;
•FOR the advisory (non-binding) proposal approving the Company's fiscal year 2020 executive compensation as described in this Proxy Statement;
•FOR the approval of an amendment to the Company's 2014 Omnibus Incentive Compensation Plan to increase the number of authorized shares as described in this Proxy Statement;
•FOR the approval of an amendment to the Company's 2014 Non-Employee Director Plan to increase the number of authorized shares as described in this Proxy Statement; and
•FOR the ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021.
With respect to any other business that may properly come before the Annual Meeting, or any adjournment of the Annual Meeting, that is submitted to a vote of the stockholders, including whether or not to adjourn the Annual Meeting, your shares will be voted in accordance with the best judgment of the persons voting the proxies.
How will broker non-votes be treated?
A broker non-vote occurs when a broker who holds its customer’s shares in street name submits proxies for such shares, but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters only, but not on other matters. In this Proxy Statement, brokers who have not received instructions from their customers would only be permitted to vote on the following proposal:
•The ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021.
Brokers who have not received instructions from their customers would not be permitted to vote on the following proposals:
•To elect the three director nominees named in this Proxy Statement;
•The advisory (non-binding) proposal approving the Company's fiscal year 2020 executive compensation as described in this Proxy Statement; and
•The approval of an amendment to the Company's 2014 Omnibus Incentive Compensation Plan to increase the number of authorized shares as described in this Proxy Statement; and
•The approval of an amendment to the Company's 2014 Non-Employee Director Plan to increase the number of authorized shares as described in this Proxy Statement.
We will treat broker non-votes as present to determine whether or not we have a quorum at the Annual Meeting, but they will not be treated as entitled to vote on the proposals, if any, for which the broker indicates it does not have discretionary authority.
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What if other matters come up during the Annual Meeting?
If any matters other than those referred to in the Notice of Annual Meeting properly come before the Annual Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment. The Company is not aware of any business other than the items referred to in the Notice of Annual Meeting that will be considered at the Annual Meeting.
Your vote is important.
Because many stockholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy in order to satisfy the requirement that a quorum be present to conduct business at the Annual Meeting. Whether or not you plan to attend the meeting in person, prompt voting by proxy will be appreciated. Stockholders of record can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services are provided in the Notice or on the proxy card. Of course, you may still vote your shares on the proxy card. To do so, we ask that you complete, sign, date and return the enclosed proxy card promptly in the postage-paid envelope.
—————————————————————————————————————————————————————————————————
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on February 9, 2021:
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended
September 30, 2020 are Available Free of Charge at:
www.envisionreport.com/GWB
—————————————————————————————————————————————————————————————————
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Proposal No. 1 - Election of Directors

Our Board is currently composed of eight members. Each of our directors is elected for a three-year term, classified into three staggered classes (designated as Class I, II and III). At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified. At the Annual Meeting, you will be asked to elect three individuals to serve on the Board until the 2024 Annual Meeting of Stockholders and until a successor shall have been elected and qualified.
The Governance Committee seeks candidates for nomination to the Board who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. The Governance Committee uses a variety of methods to identify and evaluate nominees for director. The Governance Committee periodically assesses the appropriate size of the Board and whether any vacancies on the Board are expected. In the event that vacancies are anticipated or otherwise arise, the Governance Committee will seek to identify director candidates, subject to the restrictions described below, based on input provided by a number of sources, including Governance Committee members, other directors and our management and stockholders. The Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.
Although the Company has no formal policy regarding diversity, the Governance Committee and the Board believe that the Board should include directors with diverse experience and business knowledge and believe that the directors and director nominees bring a diverse range of perspectives to the Board’s deliberations. The Governance Committee considers director qualifications according to the particular areas of expertise being sought as a complement to the existing Board composition at the time. Qualifications include, among others, high-level leadership experience in business activities, breadth of knowledge about issues affecting the Company and our Bank, understanding of the customers served by our Bank, a willingness to promote the success and economic growth of the Company and our Bank and time available for meetings and consultation on matters of the Company and our Bank. When considering potential director candidates, our Governance Committee also considers the candidate’s character, judgment, diversity, skills, including financial literacy, and experience in the context of our needs and those of the Board. Additionally, no individual may be nominated for election or elected as a director if, on the date of election, the individual would be age 75 or older.
Under the corporate governance guidelines adopted by the Board, all directors are expected to own Common Stock having a value of at least four times the annual Board retainer fee, exclusive of any committee and chairperson fees, no later than five years after the later of January 1, 2015 or the date such person became a director and to limit board service at other public companies to no more than four other public company boards.
The Board, acting pursuant to the recommendation of the Governance Committee, has nominated each director standing for re-election. Each of the nominees currently serves as a director. In considering the nominees’ individual experience, qualifications, level of Board and Committee participation, quality of performance, attributes and skills, the Governance Committee and the Board have concluded that when considered together with the directors continuing in office, the appropriate experience, qualifications, attributes and skills are represented for the Board as a whole and for each of the Board’s Committees. There are no family relationships among any directors, director nominees and executive officers. Each nominee has indicated a willingness to serve, and the Board has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees are not available for election, proxies may be voted for the election of other persons selected by the Board. Proxies cannot, however, be voted for a greater number of persons than the number of nominees named. Stockholders of the Company have no cumulative voting rights with respect to the election of directors.
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Size and Tenure and Demographics of Board of Directors
Our Amended and Restated Bylaws (the “Bylaws”) provide that the Board shall consist of three (3) or more members, with the exact number to be determined from time to time by the entire Board. Currently, the Board has eight (8) members. In addition, the Amended and Restated Certificate of Incorporation (the "Certificate"), provides that the Board shall be divided into three classes of as nearly equal size as possible. Approximately 71% of the independent directors on our Board have a tenure of five years or less. Additionally, 12.5% of our directors are women.
Board Skills
Our Governance Committee and our Board have identified the skills, experience and background criteria and attributes that enable our Board to effectively discharge its oversight and fiduciary responsibility. Moreover, in evaluating the background, skills and experience of our director-nominees, both our Governance Committee and our Board understand that certain intangible qualities and attributes, such as each nominee’s commitment to stockholder interests, leadership skills, temperament and judgement, ability to challenge management, integrity and understating of our values and culture are critical to an effectively functioning Board. The director skills matrix highlights that the collective expertise, experience and skills of our directors are aligned with the Company’s strategy, risks and stockholder interest. The table below provides the percentage of directors that hold the following skills and qualifications.

Accounting
100%
Audit
88%
Agribusiness
88%
Business Banking
88%
Retail Banking
63%
Insurance
88%
Wealth Management
100%
Business Leadership
100%
Business Strategy
88%
Community Relations
100%
Corporate Governance
100%
Financial Literacy
100%
Human Resources
88%
IT Governance, Compliance, Risk and Security
88%
IT Operations/Customer Applications and Delivery
75%
Legal
100%
Marketing
88%
Mergers & Acquisitions
100%
Public Listed Company Experience
88%
Regulatory
100%
Remuneration
100%
Risk Management
100%
Tax
100%
Treasury
88%

Director Age Limitation
Our Corporate Governance Guidelines provide that no person shall be nominated for election to the Board if he or she will attain the age of 75 before such election.
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Required Vote and Voting Process
Directors are elected by a plurality of the votes cast by the holders of shares of our Common Stock represented at a meeting at which a quorum is present. The holders of our Common Stock do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast only one vote per share for each nominee. Unless a proxy specifies otherwise, the persons named in the proxy card shall vote the shares covered by the proxy for the nominees listed below. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board.
Plurality Plus Policy
On October 23, 2018, our Board adopted a Plurality Plus Policy for Uncontested Elections. Under the policy, any nominee for director who fails to receive a favorable majority vote (i.e., more votes “for” election than “withhold” votes) in an uncontested election, must submit his or her resignation to the Board, with the Board having the discretion to accept or reject the resignation. The Board is then required to decide whether to accept or reject the resignation and publicly disclose its decision and reasons supporting the decision. If the Board rejects the resignation, the director continues to serve for the full term for which he or she was elected. If the resignation is accepted, the director’s service immediately terminates and the board can either fill the vacancy with a new candidate or reduce the size of the Board.
Nominees for Election
The Board has nominated the three (3) individuals named below to serve until the Annual Meeting of Stockholders in 2024. Each nominee has consented to be a candidate and to serve as a director if elected. The Board has no reason to believe that any nominee will be unavailable to serve as a director. Assuming the election of the three (3) director nominees at the Annual Meeting, the Board will consist of eight (8) members, with three (3) Class I directors, three (3) Class II directors and two (2) Class III directors.
The following table sets forth certain information regarding the Class I director nominees standing for re-election at the Annual Meeting. Additional background information on each of the nominees is included below.

Director Name	Age	Director Since	Principal Occupation	Independent
James Brannen	58	2015	Retired Chief Executive Officer of FBL Financial Group, Inc.	Yes
Thomas Henning	67	2015	President and Chief Executive Officer of Assurity Group Inc.	Yes
Daniel Rykhus	55	2014	President and Chief Executive Officer of Raven Industries	Yes

James Brannen, 58, Class I Director
Mr. Brannen has been a director since October 2015, and has served on the Board of our Bank since 2015, and was appointed Chair of the Boards of Directors effective April 24, 2020. Mr. Brannen has served as Chief Executive Officer of FBL Financial Group, Inc., a publicly-held financial services company, from August 2012 through his retirement in January 2020. Prior to that, Mr. Brannen served for 21 years at FBL Financial Group, Inc. in various roles including Chief Financial Officer, Chief Administrative Officer & Treasurer, and Vice President of Finance. Mr. Brannen has served as a member of the boards of Amerisure, the Iowa Business Council, the Greater Des Moines Partnership, Property Casualty Insurers Association of America, the Federation of Iowa Insurers and the Central Iowa Water Trails Campaign Advisory Council. Additionally, he is the 2020 Campaign Chair for the United Way of Central Iowa. In 2015, Mr. Brannen was named "Outstanding CPA in Business & Industry" by the Iowa Society of Certified Public Accountants.
Mr. Brannen's qualifications to serve on the Board include his more than 32 years of relevant business experience in the banking and financial services industry, including Chief Executive Officer and public company management experience.

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Thomas Henning, 67, Class I Director
Mr. Henning has been a director since August 2015 and served as Lead Independent Director from 2017 through April 2020, when the Board appointed an Independent Chairperson. Mr. Henning has also served on the Board of our Bank since 2015. Mr. Henning has served for over 25 years as President and Chief Executive Officer of Assurity Group Inc., a privately-held life and health insurance company. From 1985 through 1990, he served as Executive Vice President of First Commerce Bancshares and President and Chief Operating Officer of its lead bank, the National Bank of Commerce. From 1983 through 1985, he was President and Chief Executive Officer of First Commerce's Overland National Bank subsidiary. Prior to that, Mr. Henning served as a Vice President and loan officer specializing in agriculturally related credits. Mr. Henning also served on the board of directors of Federal Home Loan Bank of Topeka, where he served as Chairman of the Risk Management Oversight Committee and as a member of the Executive, Audit and Compensation Committees. He currently serves on the board of directors of Nelnet, a public education finance company, where he serves as Lead Independent Director, as well as Chairman of the Audit Committee and as a designated financial expert and as a member of the Executive, Finance and Risk Management Committees.
Mr. Henning's qualifications to serve on the Board include his over 32 years of relevant business experience in the banking and financial services industry and significant management and leadership experience. Mr. Henning also completed a comprehensive program of study by National Association of Corporate Directors ("NACD") and has been named a NACD Fellow. Mr. Henning is a Chartered Financial Analyst and brings substantial financial expertise and experience to the Board.

Daniel Rykhus, 55, Class I Director
Mr. Rykhus has been a director since July 2014. Mr. Rykhus joined our Bank as a director in 2011. Since August 2010, he has served as President and Chief Executive Officer of Raven Industries, a publicly-held corporation that solves great challenges through innovative, high-value products in precision agriculture, high performance specialty films, and situational awareness markets. He has been a member of the board of directors of Raven Industries since 2008. He has worked in various managerial capacities at Raven Industries since 1991, starting as Manufacturing Manager of the Applied Technology Division and serving from 1999 through 2008 as the Division's General Manager. From 2008 through 2010, Mr. Rykhus was the Executive Vice President of Raven Industries. In addition, Mr. Rykhus serves on the boards of directors of several non-profit organizations.
Mr. Rykhus' qualifications to serve on the Board include his 27 years of leadership experience and his years of experience as a director and past Audit Committee member for our Bank. As the leader of a publicly-held company, Mr. Rykhus also brings several years of public company corporate governance experience to our Board.

Required Vote
With regard to the election of the Class I directors, votes may be cast in favor or withheld. The nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected directors; therefore, votes withheld and broker non-votes will have no effect on the results of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I NOMINEES FOR DIRECTOR NAMED ABOVE.

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Continuing Directors' Background and Qualifications
The following table sets forth information concerning each of our directors continuing in office and their respective class.

Director Name	Age	Director Class	Director Since	Principal Occupation
Mark Borrecco	49	Class II	2020	President and Chief Executive Officer of Great Western and our Bank
James Spies	74	Class II	2015	President of Spies Corporation
Frances Grieb	60	Class III	2014	Retired Deloitte LLP Partner
James Israel	64	Class III	2016	Retired Deere & Co. Executive
Stephen Lacy	66	Class III	2015	Retired Chairman of Meredith Corporation

Mark Borrecco, 49, Class II Director
Mr. Borrecco has served as our President and Chief Executive Officer and on our Board since March 2020. Mr. Borrecco’s duties include overall leadership and executive oversight of our Bank. Mr. Borrecco has over 20 years of banking experience. Most recently, Mr. Borrecco served as President and Chief Executive Officer of Rabobank, NA, Roseville, CA, from November 2015 through the sale of Rabobank to Mechanics Bank in 2019. Mr. Borrecco also served on the Board of Directors for Rabobank, NA from November 2014 through August 2019. Prior to his CEO role, he was the Executive Vice President and Chief Retail Banking Officer for Rabobank, NA from 2011 to 2015 where he was responsible for the direct management and performance of Commercial Banking, Retail, Small Business lending, Consumer Mortgage, Wealth Management and various administrative departments. Throughout his career, Mr. Borrecco has held various senior management positions including National Sales Manager Retail Banking with Bank of the West and Vice President, Senior Director and National Retail Sales Manager with World Savings Bank/Wachovia. Mr. Borrecco currently serves on the Pacific Coast Banking School Board and previously served on the Greater Sacramento Economic Council and Chaired the Food and Ag Innovation Committee. Mr. Borrecco has a Bachelor of Science in Economics from California State University.
Mr. Borrecco's qualifications to serve on the Board include his operating, management and leadership experience in the banking industry and as the Company's President and Chief Executive Officer.

James Spies, 74, Class II Director
Mr. Spies has been a director since August 2015. Mr. Spies has served as a member of our Bank's Board since May 1983 and is the Chairman of its Trust Committee. Mr. Spies is President of Spies Corporation, a privately-held company that owns, operates, manages and develops real estate in South Dakota. Mr. Spies has served as a Corporate Director of the Educational Enhancement Funding Corporation since 2002 and, from 2010 through 2016, served as a Commissioner of the South Dakota Game, Fish and Parks Commission. He was subsequently appointed to the South Dakota Game, Fish and Parks Foundation in March 2017. Mr. Spies also served as a member on the South Dakota Transportation Commission from 2005 through 2011.
Mr. Spies' qualifications to serve on the Board include his extensive management experience, in-depth knowledge about our business and over 32 years of relevant experience as a member of the Board of our Bank.

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Frances Grieb, 60, Class III Director
Ms. Grieb has been a director since July 2014, and has also served on the Board of our Bank since July 2014. Ms. Grieb is a retired partner with over 30 years of public accounting experience with Deloitte LLP, the international professional services firm, including leadership roles as Lead Client Service Partner and Audit Partner, Deputy Professional Practice Director, Midwest Region Audit Women’s Initiative Leader, Midwest Region Women’s Initiative Executive Council, Financial Services Leader for the Nebraska/Iowa practice and National Banking Practice FDICIA Implementation Group. Ms. Grieb has worked with a broad array of financial service entities throughout her career. Additionally, Ms. Grieb has five years of banking industry experience with Packers National Bank, Omaha, Nebraska. Ms. Grieb is also a Fellow of the Life Management Institute (FLMI), a professional designation in advanced insurance and financial services concepts. Ms. Grieb also serves on the National Advisory Board of the College of Business at the University of Nebraska at Omaha and is a member of the AICPA and the United Way of the Midlands Women’s Leadership Council.
Ms. Grieb's qualifications to serve on the Board include her more than 37 years of relevant board and business experience in the financial services industry, including banking, insurance, broker-dealer, investment company and real estate audit and consulting, and her significant experience with corporate governance and regulatory matters. Ms. Grieb also brings to the Board her extensive experience working closely with public and private companies of various sizes focusing on accounting and technical matters, internal controls and reporting requirements.

James Israel, 64, Class III Director
Mr. Israel has been a director since October 2016, and has also served on the Board of our Bank since October 2016. Mr. Israel is a retired senior executive of Deere & Company, where he served most recently as President of the Worldwide Financial Services Division, a position he held from 2006 through 2014. He joined Deere & Company in 1979 holding a variety of management positions within the Agriculture, Financial Services, Construction & Forestry Divisions, and executive leadership positions within the Financial Services Division including Senior Vice President International Lending, Commercial Lending and Worldwide Equipment Financing. He also served as Vice President Marketing and Product Support, Europe, Africa, Middle East and the CIS from 2003 through 2006 in the Worldwide Agriculture Division. Mr. Israel serves on the board of trustees for Central College in Pella, Iowa and previously served on the advisory board of the Tippe Business College at the University of Iowa.
Mr. Israel's qualifications to serve on the Board include his more than 37 years of relevant business experience in the financial services industry, including executive leadership and public company management experience.

Stephen Lacy, 66, Class III Director
Mr. Lacy has been a director since August 2015, and also has served as a member of our Bank Board since April 2015. Mr. Lacy is the retired Chairman of Meredith Corporation, a public media and marketing company serving American women. He joined Meredith Corporation in 1998 as Vice President and Chief Financial Officer. He served as Vice President and Chief Financial Officer until 2006 and Chief Executive Officer from 2006 until 2019. He was appointed Chairman of Meredith Corporation in 2010 and served until his retirement in November 2020. Mr. Lacy serves on the board of directors of Hormel Foods Corporation, a public corporation, where he is Chair of the compensation committee and also serves on its audit committee. Mr. Lacy also serves on the board of the Kansas State University Foundation and United Way of Central Iowa.
Mr. Lacy's qualifications to serve on the Board include his significant public company management experience and public company board experience. As the leader of Meredith Corporation and his other board memberships, Mr. Lacy also brings several years of public company corporate governance experience to our Board.

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Corporate Governance

Role of the Board of Directors
The Board provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. Members of the Board are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports made at Board and Committee meetings by our executive and other officers. The Board has five standing committees, the principal responsibilities of which are described below under “Committees of Our Board of Directors.” Additionally, the independent directors meet in regularly scheduled executive sessions, without Mr. Borrecco and the other Great Western management present, at each meeting of the Board.
Director Attendance at Board, Committee and Annual Meetings
The Board met 14 times in fiscal year 2020, consisting of four regular meetings and ten special meetings. The Board also took action by written consent two times. Each member of the Board attended more than 75% of the total number of meetings of the Board and the committees on which he or she served. We strongly encourage, but do not require, our Board members to attend annual meetings of our stockholders. Each of the directors then serving attended the 2020 Annual Meeting of Stockholders held on February 4, 2020.
Committees of Our Board of Directors
The standing committees of our Board consist of an Audit Committee, a Corporate Governance and Nominating Committee, a Compensation Committee, a Risk Committee and an Executive Committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities, including Special Committees as deemed appropriate for special purposes. The following table summarizes the membership of the Board and each of its standing committees as of the date of this Proxy Statement.

Director Name	Audit Committee	Corporate Governance & Nominating Committee	Compensation Committee	Risk Committee	Executive Committee
Mark Borrecco					Member
James Brannen (1)					Chair
Frances Grieb	Chair			Member
Thomas Henning (2)	Member			Chair	Member
James Israel	Member			Member
Stephen Lacy		Chair	Member
Daniel Rykhus		Member	Chair		Member
James Spies		Member	Member
(1)    Mr. Brannen served as Chairperson of our Risk Committee and as a member of our Audit Committee from October 2019 - April 2020 at which time he was appointed Chairperson of our Board and of our Executive Committee.
(2)    Mr. Henning served as Lead Independent Director and Chairperson of our Executive Committee from 2019 until Mr. Brannen's appointment as Chairperson of our Board in April 2020. At that time, Mr. Henning was appointed as Chairperson of the Risk Committee and as a member of our Audit Committee and continued as a member of our Executive Committee.
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Audit Committee

Frances Grieb, Chairperson*
Thomas Henning*#
James Israel*
James Brannen* +

* Independent Director

+ Served as on the Committee from October 2019 – April 2020 at which time he was appointed Chairperson of our Board

# Appointed in April 2020 to fill the vacancy created on the Audit Committee upon Mr. Brannen's appointment as Chairperson of our Board

The Audit Committee assists the Board in fulfilling its oversight responsibilities by providing general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements as relating to financial reporting, the appointment of our independent auditors, and the performance of our internal audit function and independent auditors. The Head of our Internal Audit reports directly to the Chair of our Audit Committee. Among other things, the Audit Committee:
•appoints, oversees and determines the qualifications, independence and compensation of our independent auditors;
•reviews and discusses our financial statements and the scope of our annual audit to be conducted by our independent auditors and approves all audit fees;
•reviews and discusses our financial reporting activities, including our annual report, and the accounting standards and principles followed in connection with those activities;
•pre-approves audit and non-audit services provided by our independent auditors;
•reviews and approves related party transactions;
•meets with management and our independent auditors to review and discuss our financial statements, financial disclosure and the adequacy and effectiveness of the Company's internal control over financial reporting and our disclosure controls and procedures;
•establishes and oversees procedures for the treatment of complaints regarding accounting and auditing matters;
•reviews the scope of work and staffing of our internal audit; and
•monitors our legal, ethical and regulatory compliance with a focus on matters impacting the financial statements.
The Audit Committee must consist of at least three members, each of whom must meet financial competency standards and be “independent” under the listing standards of the NYSE and meet the requirements of Rule 10A-3 of the Exchange Act. The members of the Audit Committee include Ms. Grieb (Chairperson) and Messrs. Henning and Israel, each of whom satisfy the foregoing requirements. Mr. Brannen served as a member of the Audit Committee from October 2019 through April 2020 at which time he was appointed Chairperson of our Board. In connection with Mr. Brannen’s appointment as Board Chairperson, the Audit Committee membership was realigned. The Board has determined that Ms. Grieb, Messrs. Henning, Israel and Brannen each qualify as an audit committee financial expert.
The Audit Committee has adopted a written charter that specifies the scope of its authority and responsibilities, including those listed above. The charter is available on our website at www.greatwesternbank.com under the Investor Relations tab. During fiscal year 2020, the Audit Committee met nine times consisting of eight regular meetings and one special meeting.

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Compensation Committee Daniel Rykhus, Chairperson* Stephen Lacy* James Spies* * Independent Director
The Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation of our executives and directors and our compensation programs in general. Among other things, the Compensation Committee:
•reviews no less than annually our executive compensation programs and incentive plans to determine whether they are properly coordinated and achieving their intended purposes, including any equity based compensation plans;
•reviews our overall compensation philosophy with a view to appropriately balance risk and financial results in a manner that does not encourage employees to expose us to imprudent risks, and is consistent with safety, soundness, the goals and objectives of the plans and the compensation practices of any relevant peer group of competitive companies, and reviews (with input from our Chief Risk Officer) the relationship between risk management policies and practices, corporate strategy and senior executive compensation;
•reviews and approves the annual compensation arrangements for our Chief Executive Officer and reviews and recommends to our Board the annual compensation arrangements for our other executive officers;
•monitors talent management and organizational development practices including leadership development and employee engagement;
•oversees the Chief Executive Officer succession planning process and monitors the succession planning practices and strategies to ensure continuous development of talent for executive officers and other key roles; and
•reviews and recommends to our Board any changes in compensation for directors.
The Compensation Committee must consist of at least three members, each of whom must meet NYSE’s independence standards. The members of the Compensation Committee are Messrs. Rykhus (Chairperson), Lacy and Spies, each of whom satisfies the independence standards.
The Compensation Committee has a written charter that specifies the scope of its authority and responsibilities, including those listed above. The charter is available on our website at www.greatwesternbank.com under the Investor Relations tab. During fiscal year 2020, the Compensation Committee met six times consisting of four regular meetings and two special meetings. The Compensation Committee also took action by written consent one time.

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CORPORATE GOVERNANCE AND NOMINATING COMMITTEE Stephen Lacy, Chairperson* Daniel Rykhus* James Spies* * Independent Director
The Governance Committee is responsible for ensuring an effective and efficient system of governance by clarifying the roles of our Board and its committees; identifying, evaluating and recommending to our Board candidates for directorships; and reviewing and making recommendations with respect to the size and composition of our Board. In addition, the Governance Committee is responsible for reviewing and overseeing our corporate governance guidelines and for making recommendations to our Board concerning governance matters. Among other things, the Governance Committee:
•identifies individuals qualified to be directors consistent with our corporate governance guidelines and evaluates and recommends director nominees for approval by our Board;
•reviews and makes recommendations to our Board concerning the structure and membership of Board committees;
•develops and annually reviews our corporate governance guidelines;
•oversees the annual self-evaluation of our Board and its committees; and
•oversees risks related to corporate governance.
The Governance Committee must consist of at least three members, each of whom must meet NYSE’s independence standards. The members of the Governance Committee are Messrs. Lacy (Chairperson), Rykhus and Spies, each of whom satisfies the independence standards.
The Governance Committee has a written charter that specifies the scope of its authority and responsibilities, including those listed above. The charter is available on our website at www.greatwesternbank.com under the Investor Relations tab. During fiscal year 2020, the Governance Committee met five times consisting of four regular meetings and one special meeting.

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Risk Committee

Thomas Henning, Chairperson*#
Frances Grieb*
James Israel*
James Brannen*+

* Independent Director

+ Served as Committee Chair from October 2019 – April 2020 at which time he was appointed Chairperson of our Board

# Appointed as Committee Chair following Mr. Brannen's appointment as Chairperson of our Board

The Risk Committee assists the Board in fulfilling its responsibilities for oversight of our enterprise-wide risk management framework, including reviewing our overall risk appetite, risk management strategy, and policies and practices established by our management to identify and manage risks to the Company. Among other things, the Risk Committee:
•reviews reports on and oversees our enterprise-wide risk management framework, including processes and resources necessary for us to execute our risk program effectively;
•considers the alignment of our risk profile with our strategic plan, goals, objectives and risk appetite;
•reviews reports from management on any significant new business or strategic initiatives;
•consults at least on an annual basis with the Chief Executive Officer, Chief Risk Officer and other executive management as required to review and endorse our overall risk appetite and ensure oversight to our Board;
•considers, where necessary or appropriate, communications from regulatory authorities, including those pertaining to examinations;
•reviews with the Chief Risk Officer and management their assessment of our risk position and profile, matters of note, trends and emerging risks; and
•assists in promoting a risk-based culture and reinforcing achievement of a balance between risk and return.
The Risk Committee must consist of at least three members, a majority of whom must be independent, including the Chairperson. The members of the Risk Committee are Messrs. Henning (Chairperson), and Israel and Ms. Grieb, each of whom satisfies the independence standards. Mr. Brannen served as Chairperson of the Risk Committee from October 2019 through April 2020 at which time he was appointed Chairperson of our Board. In connection with Mr. Brannen’s appointment to Board Chairperson, the Risk Committee membership was realigned. The Board has determined that Messrs. Henning, Israel and Brannen have the experience in identifying, assessing and managing risk exposures.
The Risk Committee has a written charter that specifies the scope of its authority and responsibilities, including those listed above. The charter is available on our website at www.greatwesternbank.com under the Investor Relations tab. During fiscal year 2020, the Risk Committee met five times consisting of four regular meetings and one special meeting.

Executive Committee

James Brannen, Chairperson*
Mark Borrecco*
Thomas Henning*
Daniel Rykhus*
Ken Karels+

* Independent Director

+ Served as a member of the Executive Committee from October 2019 - April 2020 at which time he resigned from the Board

The Executive Committee is responsible for providing guidance and counsel to our management team on significant matters affecting the Company and taking action on behalf of our Board with respect to matters delegated by the Board or where required in exigent circumstances where it is impracticable or infeasible to convene, or obtain the unanimous written consent of our full Board. The members of the Executive Committee are Messrs. Brannen (Chairperson), Borrecco, Henning and Rykhus. Mr. Karels served on the Executive Committee from October 2019 through his resignation from the Board in April 2020, at which time membership of the Executive Committee was realigned. In connection with Mr. Brannen’s appointment as Board Chairperson, he was also appointed as Chairperson of the Executive Committee.
The Executive Committee has a written charter that specifies the scope of its authority and responsibilities, including those listed above. The charter is available on our website at www.greatwesternbank.com under the Investor Relations tab. During fiscal year 2020, the Executive Committee met two times and took action by written consent one time.

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Communications with the Board of Directors
You may send communications to one or more of the Board or the Board Chairperson by writing to the intended recipient(s) in care of the Corporate Secretary at Great Western Bancorp, Inc., 225 S. Main Ave, Sioux Falls, South Dakota 57104. The Corporate Secretary will forward appropriate communications to the intended recipient(s).
Governance Information
In addition to the committee charters described above, our Executive Stock Ownership Guidelines, Code of Ethics, Whistleblower Policy and Corporate Governance Guidelines are available on our website at www.greatwesternbank.com under the Investor Relations tab.
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines, which are accessible on our website at www.greatwesternbank.com under the Investor Relations tab. These guidelines set forth a framework within which our Board, assisted by Board committees, directs the Company’s affairs. These guidelines address among other things, the composition and functions of our Board, director qualifications and independence, management succession and review, Board committees and selection of director nominees.
Code of Ethics and Whistleblower Policy
Our Board has adopted a Code of Ethics applicable to our principal executive, financial and accounting officers, a code of ethics applicable to all officers, directors and employees, and a Whistleblower Policy, all of which are available on our website at www.greatwesternbank.com under the Investor Relations tab. Employees may submit concerns or complaints regarding illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest, or dishonest or unethical conduct, disclosures in the Company’s reports filed with the SEC, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely or understandable; violations of our code of ethics; and/or any other violations of laws, rules or regulations, on a confidential or non-confidential basis by means, among others, of a toll-free telephone hotline or the use of an internet-based reporting system. Concerns and complaints are to be reported in accordance with such codes and policies, and where appropriate, they are reported to our General Counsel and/or Audit Committee chairperson for review and any required investigation.
Anti-Hedging and Anti-Pledging Policies for Directors and Executive Officers
Under the Company's Insider Trading Policy, directors and executive officers of the Company are prohibited from engaging in short-term or speculative transactions in Company securities including the Common Stock. Such transactions may include buying and selling options (puts or calls) of Company securities on an exchange or in any other organized market. Certain forms of hedging or monetization transactions with respect to Company securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds are also prohibited. The Company maintains this policy because hedging transactions, which might be considered short-term bets on the movements of the Common Stock, could create the appearance that the person is trading on inside information. In addition, transactions in options may also focus on the person's attention on short-term performance at the expense of our long-term objectives.
The Company's Insider Trading Policy also prohibits its executive officers and directors from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. Securities held in a margin account or as collateral for a loan may be sold without the consent of the executive or the director if the customer fails to meet a margin call or defaults on the loan. The Company maintains this policy because a margin sale or foreclosure sale may occur at a time when the pledger is aware of material non-public information or otherwise is not permitted to trade in Company securities and the margin sale or foreclosure sale of the Company securities during such time could also create the appearance that the person is trading based on insider information. Additional information regarding the Company's anti-hedging and anti-pledging policies is found in the Compensation Discussion & Analysis under "Additional Information Regarding Compensation Policies".
Independent Directors and Director Nominees
A director is independent if the Board affirmatively determines that he or she satisfies the independence standards set forth in Section 303A of the NYSE Listed Company Manual, has no material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and is independent within the meaning of Rule 10A-3 of the Exchange Act. The Board has reviewed the independence of our current non-employee directors and nominees and has determined that Ms. Grieb and Messrs. Brannen, Henning, Israel, Lacy, Rykhus and Spies are each an independent director.
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Board Leadership Structure
We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties, but in no event will a director be permitted to serve on more than four other public company boards (excluding the board of an organization by which he or she is employed). Each director must represent the interests of all stockholders.
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairperson of the Board, as the Board believes it is in the best interests of the Company for the Board to have the flexibility to make that determination from time to time based on the position and direction of the Company and the membership of the Board. Prior to 2021, there were periods during which the Board Chairperson and CEO roles were separated and other periods where these roles were combined. The Board is committed to maintaining an independent Board and, in April 2020 upon Mr. Karels’ retirement from the Board and his role as Board Chairperson, the Board determined that the Company would be best served by separating these roles. At this time, the Board believes that the separation of duties of Chairman and CEO can best provide the necessary leadership and objectivity required. In addition, the separation of these roles allows the Chairperson to focus on board operations, thus eliminating the dual focus on Board and Company operations, as well as increasing the Board’s autonomy, independence and effectiveness.
Should the roles of Chairperson and Chief Executive Officer be combined at a future time, it is the policy of the Board to appoint a lead independent director when these roles are combined. The Board recognizes that a lead independent director selected by the other independent directors can facilitate the process and controls that support a strong and independent board and strengthen the cohesiveness and effectiveness of the Board as a whole. The lead independent director has the general responsibility to preside at all meetings of the Board when the Chairperson is not present and during executive sessions of the independent directors. The lead independent director also, among other things, serves as the liaison between the independent directors and the Chairperson, and collaborates with the Chairperson to set meeting schedules and agendas. Our Board believes that this structure combines experience and accountability with effective oversight.
Management Succession Planning
Management succession planning is a priority of the Company as it allows the Company to provide continuity in leadership. The Company's succession plan is designed to identify and prepare a diversified group of candidates for high-level management positions that become vacant as a result of retirement, resignation, death, disability or the pursuit of new business opportunities. On at least an annual basis, the Compensation Committee assesses the leadership needs of the Company to ensure the selection of qualified leaders who are diverse and possess the necessary skills to serve as a member of the Company's senior staff. The Compensation Committee, in conjunction with the Head of People & Culture, is responsible for the Company's succession planning for each member of senior staff, regulatory required position, and other critical roles, identifying potential candidates to fill future vacancies in those positions. When making succession plans, and in order to create a diverse pool of applicants, the Company will strive to promote a diverse pool of candidates for employment, including women and minorities.
Executive Sessions
The independent directors of our Board and Committees meet in executive session following their meetings. In fiscal year 2020, the independent directors of our Board met ten times in executive session. During the time that Mr. Henning served as Lead Independent Director, he presided over the executive sessions, and following Mr. Brannen’s appointment as Board Chairperson, he presided over the executive sessions of the Board. In addition, each of our Committee Chairpersons presided over the executive sessions of their respective Committees.
Stock Ownership Guidelines
In February 2018, the Company adopted Executive Officer Stock Ownership Guidelines for our NEOs as part of our commitment to corporate governance and to strengthen the alignment of interests between our executive officers and stockholders. Under the guidelines, our Chief Executive Officer and other NEOs are expected to accumulate shares of Common Stock to meet the applicable ownership level.
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For purposes of the guidelines, "shares" include shares owned by the executive or the executive's immediate family members residing in the same household, including Company shares held in trust for the benefit of the executive or the executive's family, shares held in a Company deferred compensation plan, and shares held indirectly through partnerships, trusts or other entities to the extent the NEO has an economic interest therein, and vested and held shares of the Company stock pursuant to restricted and performance share unit awards.

Title	Guideline
Chief Executive Officer	6 times base salary
Other Named Executive Officers	3 times base salary
Until such time as the NEO meets the applicable threshold, the NEO must hold no less than 75% of the aggregate total of all vested shares of the Company stock granted to the NEO pursuant to long term incentive grants of restrictive share unit awards and/or performance share unit awards, net of any associated tax liabilities.
In addition, the Company encourages our directors to own Common Stock (or Common Stock equivalents) having a value of at least four (4) times the annual cash retainer for service on the Board within five years of becoming a director. Directors are not allowed to engage in hedging strategies using puts, calls or other derivative securities based on the value of Company stock. Directors are not permitted to pledge their stock. It is expected that all directors have or will reach the ownership guidelines within the designated timeframe.
Board Oversight of Risk Management
Our Board believes that effective risk management and control processes are critical to our safety and soundness, our ability to predict and manage the challenges that we face and, ultimately, our long-term corporate success. Our Board, both directly and through its Committees, is responsible for overseeing our risk management processes, with each of the Committees of our Board assuming a different and important role in overseeing the management of the risks we face.
In particular, our Risk Committee oversees our enterprise-wide risk management framework, which establishes our overall risk appetite and risk management strategy and enables our management to understand, manage and report on the risks we face; our Audit Committee is responsible for overseeing risks associated with financial matters (particularly financial reporting, accounting practices and policies, disclosure controls and procedures, and internal control over financial reporting); our Compensation Committee has primary responsibility for risks and exposures associated with our compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally; and our Governance Committee oversees risks associated with the independence of our Board and governance matters. See “Committees of Our Board of Directors” for additional information with respect to our Board committees.
In addition, the members of our Board are also members of the Bank's Board of Directors, and as such are actively involved in the Bank's risk oversight activities and the policy approval function of the Board of Directors of the Bank.
Our senior management and Management Risk Committee ("MRC") are responsible for implementing and reporting to our Board regarding our risk management processes, including by assessing and managing the risks we face, including strategic, operational, legal, compliance, technology, regulatory, investment and execution risks, on a day-to-day basis. Our MRC derives its authority from our Risk Committee and its members include our Chief Risk Officer (“CRO”) (Chairperson), Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), Chief Operating Officer ("COO"), Chief Credit Officer ("CCO"), General Counsel, Treasurer, Senior Vice President Operations, Chief Information Officer and Head of People & Culture and Learning & Development. Additionally, the Head of Internal Audit attends meetings in a non-member capacity. Our senior management and MRC are also responsible for creating and recommending to our Board and Risk Committee for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk we are willing to accept in connection with the operation of our business and pursuit of our business objectives.
The role of our Board in our risk oversight is consistent with our leadership structure, with our CEO and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board and its Committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic and effective approach for identifying, managing and mitigating risks throughout our operations.
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Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth the beneficial ownership of the Company’s Common Stock: (i) as of the Record Date, December 11, 2020, for each executive officer identified below (the "Named Executive Officers") and for each director, director nominee, for all directors and executive officers as a group, and (ii) stockholders of the Company known to own more than 5% of the Company’s outstanding Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Ownership as a Percentage of Common Stock
Named Executive Officers
Mark Borrecco (1)	2,700	*
Peter Chapman (2)	36,421	*
Doug Bass (3)	47,540	*
Karlyn Knieriem (4)	2,560	*
Steve Yose (5)	—	*
Ken Karels (6)	58,810	*
Directors and Director Nominees
James Brannen (7)	16,762	*
Frances Grieb (7) (8)	22,901	*
Thomas Henning (7) (9)	20,282	*
James Israel (7)	9,813	*
Stephen Lacy (7) (10)	11,762	*
Daniel Rykhus (7)	17,901	*
James Spies (7)	13,984	*
Total Executive Officers and Directors as a Group (13 persons)	261,436	*
Five Percent or Greater Stockholders
BlackRock Inc. (11)	7,932,903	14.4%
Vanguard Group Inc. (12)	6,087,275	11.0%
Macquarie Group Limited (13)	4,963,930	9.0%
Dimensional Fund Advisors LP (14)	3,506,166	6.4%
*Less than 1.0% based on the 55,104,759 total outstanding shares as of December 11, 2020.
For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of the date of determination of ownership. Except as otherwise indicated in the notes below, all persons listed above have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each stockholder listed above is c/o Great Western Bancorp, Inc., 225 S. Main Ave., Sioux Falls, South Dakota 57104.
(1)    Excludes 16,129 shares of Common Stock underlying restricted share units granted to Mr. Borrecco on March 9, 2020, and 26,072 shares of Common Stock underlying performance share units and 26,072 shares of Common Stock underlying restricted share units granted to Mr. Borrecco on November 27, 2020; all of which were granted under the Great Western Bancorp, Inc. 2014 Omnibus Incentive Compensation Plan (the "LTI Plan") and are subject to vesting.
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(2)    Excludes 16,496 shares of Common Stock underlying restricted share units granted to Mr. Chapman on February 10, 2020, and 4,153 shares of Common Stock underlying performance share units and 1,385 shares of Common Stock underlying restricted share units granted to Mr. Chapman on November 30, 2018, and 4,510 shares of Common Stock underlying performance share units and 3,007 shares of Common Stock underlying restricted share units granted to Mr. Chapman on November 29, 2019, and 831 shares of Common Stock underlying restricted share units granted to Mr. Chapman on November 27, 2020 in accordance with the deferral requirement of the STI Plan, and 8,980 shares of Common Stock underlying performance share units and 8,980 shares of Common Stock underlying restricted share units granted to Mr. Chapman on November 27, 2020; all of which were granted under the LTI Plan and are subject to vesting.
(3)     Excludes 6,096 shares of Common Stock underlying performance share units and 2,034 shares of Common Stock underlying restricted share units granted to Mr. Bass on November 30, 2018, and 3,637 shares of Common Stock underlying performance share units and 2,425 shares of Common Stock underlying restricted share units granted to Mr. Bass on November 29, 2019, and 521 shares of Common Stock underlying restricted share units granted to Mr. Bass on November 27, 2020 in accordance with the deferral requirement of the STI Plan, and 2,897 shares of Common Stock underlying performance share units and 2,897 shares of Common Stock underlying restricted share units granted to Mr. Bass on November 27, 2020; all of which were granted under the LTI Plan and are subject to vesting.
(4)    Excludes 1,367 shares of Common Stock underlying performance share units and 457 shares of Common Stock underlying restricted share units granted to Ms. Knieriem on November 30, 2018, and 2,328 shares of Common Stock underlying performance share units and 1,553 shares of Common Stock underlying restricted share units granted to Ms. Knieriem on November 29, 2019, and 462 shares of Common Stock underlying restricted share units granted to Ms. Knieriem on November 27, 2020 in accordance with the deferral requirement of the STI Plan, and 4,635 shares of Common Stock underlying performance share units and 4,635 shares of Common Stock underlying restricted share units granted to Ms. Knieriem on November 27, 2020; all of which were granted under the LTI Plan and are subject to vesting.
(5)    Excludes 11,201 shares of Common Stock underlying restricted share units granted to Mr. Yose on May 11, 2020, and 4,124 shares of Common Stock underlying restricted share units granted to Mr. Yose on November 27, 2020, and 5,432 shares of Common Stock underlying performance share units and 5,432 shares of Common Stock underlying restricted share units granted to Mr. Yose on November 27, 2020; all of which were granted under the LTI Plan and are subject to vesting.
(6)     Includes 24,800 shares of Common Stock owned by Mr. Karels' spouse, and excludes 13,451 shares of Common Stock underlying performance share units and 4,483 shares of Common Stock underlying restricted share units granted to Mr. Karels on November 30, 2018, and 14,606 shares of Common Stock underlying performance share units and 9,737 shares of Common Stock underlying restricted share units granted to Mr. Karels on November 29, 2019. Mr. Karels ceased being an executive officer in March 2020 and as a director in April 2020.
(7)    Shares beneficially owned include shares of Common Stock underlying restricted share units granted to each of the identified directors under the Great Western Bancorp, Inc. 2014 Non-Employee Director Plan and which vested immediately upon grant, but have no stockholder voting rights until such shares are delivered.
(8)    Includes 5,000 shares of Common Stock held directly by Ms. Grieb.
(9)    Includes 8,520 shares of Common Stock held by Mr. Henning through Henning Investments LLC.
(10)    Includes 1,949 shares of Common Stock held directly by Mr. Lacy.
(11)    Based solely on information obtained from a Schedule 13G/A filed by BlackRock, Inc. ("BlackRock") with the SEC on February 4, 2020 reporting beneficial ownership as of December 31, 2019. According to this report, BlackRock's business address is 55 East 52nd Street, New York, NY 10055. BlackRock has indicated that it holds shares of our Common Stock together with certain of its subsidiaries. BlackRock has sole voting power with respect to 7,812,715 of these shares and sole dispositive power with respect to 7,932,903 of these shares.
(12)    Based solely on information obtained from a Schedule 13G/A filed by The Vanguard Group Inc. ("Vanguard") with the SEC on February 12, 2020 reporting beneficial ownership as of December 31, 2019. According to this report, Vanguard's business address is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard has indicated that it holds shares of our Common Stock together with certain of its subsidiaries. Vanguard has sole voting power with respect to 54,808 of these shares, shared voting power with respect to 7,677 of these shares, sole dispositive power with respect to 6,032,230 shares and shared dispositive power with respect to 55,045 of these shares.
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(13)    Based solely on information obtained from a Schedule 13G/A filed by Macquarie Group Limited ("Macquarie") with the SEC on February 13, 2020 reporting beneficial ownership as of December 31, 2019. According to this report, Macquarie's business address is 50 Martin Place, Sydney, New South Wales, Australia. Macquarie indicated that it holds shares of our Common Stock together with certain subsidiaries. Certain Macquarie subsidiaries have sole voting power with respect to 4,942,822 of these shares and sole dispositive power with respect to 4,942,822 of these shares.
(14)    Based solely on information obtained from a Schedule 13G filed by Dimensional Fund Advisors LP ("Dimensional") with the SEC on February 12, 2020 reporting beneficial ownership as of December 31, 2019. According to this report, Dimensional's business address is Building One, 6300 Bee Cave Road, Austin, TX 78746. Dimensional indicated that it holds shares of our Common Stock together with certain of its subsidiaries. Dimensional has sole voting power with respect to 3,432,639 of these shares and sole dispositive power with respect to 3,506,166 of these shares.
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Compensation Discussion and Analysis

This Compensation Discussion & Analysis section reviews the compensation program for our five NEOs, consisting of our chief executive officer, chief financial officer, and our three other most highly-compensated executive officers serving as of September 30, 2020, and for our former chief executive officer.
Executive Officers
Biographical information about our current named executive officers is contained under Item 1 of our Annual Report on Form 10-K for fiscal year 2020, a copy of which is being mailed with this proxy statement or, as referenced in the Notice, is available at www.envisionreports.com/GWB and on our website at www.greatwesternbank.com under the Investor Relations tab.
2020 Business Highlights
During 2020, our executive management team made several key transitions while also effectively managing the organization through multiple disruptions brought on by COVID-19. The interest rate environment moved significantly lower putting pressure on earnings, government support for the pandemic required action by the organization to administer Paycheck Protection Program loans and stimulus receipts, and swift action was needed to provide the hardware and infrastructure for remote capability to allow employees to continue being effective in providing customer service and maintaining the bank operations. During 2020, we made certain management changes to address the credit challenges being faced by the Company and enhanced our related risk management processes, including the implementation of a new credit scoring system effective for financial reporting purposes on October 1, 2020. In addition, a number of measured and conservative actions were taken throughout the year to strengthen the position of the Company to best ensure resilience through the COVID-19 pandemic along with execution of a strategy that centered on asset quality and underwriting, operational efficiency and oversight, and effective customer engagement and delivery.
The Compensation Committee of our Board recognizes that our executive officers have a key role in managing risk, strengthening short and long term positioning, and overseeing growth. In that regard, the Compensation Committee considers among other factors the accomplishments of executive officers in the following context:
•Net Income;
•Asset Growth;
•Non-Performing Assets / Capital; and
•Individual Performance.
Our Fiscal Year 2020 Executive Compensation Program
Overview
The Compensation Committee has responsibility for developing, implementing and monitoring executive officer compensation programs and policies, as well as reviewing the overall compensation philosophy of the Company and recommending any changes as deemed appropriate. The Compensation Committee sets the compensation for our Chief Executive Officer ("CEO") and makes recommendations to the Board for all other NEOs. In administering the Company's executive compensation program, the Compensation Committee is mindful of our culture and history as well as the strategy of our Company and its business. Our compensation philosophy and programs are designed to attract and retain executive officers capable of overseeing growth while appropriately managing risk.
The Compensation Committee believes the total direct compensation of our NEOs should be weighted toward incentive compensation rather than through fixed components such as base salary and benefits. This philosophy is intended to create and foster a pay-for-performance framework within defined risk parameters that drives stockholder value by aligning stockholder and NEO interests. Our Short-Term Incentive Plan ("STI Plan") and Long-Term Incentive Plan ("LTI Plan") are designed to provide a significant percentage of our NEOs' total compensation which is linked to performance and the interests of our stockholders.
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Our Executive Compensation Practices

What We Do	What We Don't Do
We Pay-for-Performance: The majority of executive pay is not guaranteed. Our CEO and NEOs on average have a majority of their target total direct compensation tied to Company performance.	No Hedging or Short Selling: Our NEOs are prohibited from engaging in short selling of our Common Stock or engaging in hedging or offsetting transactions regarding our Common Stock.
We Set Aggressive Goals: Our performance hurdles are designed to require outstanding individual performance along with superior returns in order to receive target payout.	No Pledging: Our NEOs are prohibited from pledging our securities.
We Have a Clawback Policy: In the event of a material negative restatement we can claw back any payments made which were predicated on achieving certain financial results.	No Undue Risk: We discourage excessive risk taking by having a balanced portfolio of short- and long-term incentive performance measures and a cap on final payouts.
We Utilize External Compensation Expertise: The Compensation Committee has retained Willis Towers Watson, an external compensation consultant, to advise on the executive compensation programs and practices.

No Change of Control Payment Absent a Double Trigger: Payments under our employment agreements generally require two events for vesting - both a change in control and a qualifying termination of employment.

Compensation Philosophy and Objectives
The philosophy underlying our executive compensation program is to promote a pay-for-performance environment and remain competitive with market practices in order to attract and retain key talent, which we believe will support the long-term success of the Company and build value for our stockholders. It is also the Compensation Committee's philosophy to include retirement and health and welfare benefits to all employees on a non-discriminatory basis.
Pay Objectives
The compensation elements included in the pay of our NEOs vary and are reflective of different pay objectives. Base salaries are intended to pay executives competitively relative to their market peers and individual performance. Relevant performance elements that influence base pay include leadership, innovation, strategic contributions, customer service and talent management. Variable compensation (short-term and long-term incentives) is tied to financial measures (such as net income, asset growth, efficiency ratio, return on tangible assets and return on tangible equity and asset quality), achievement of specific business objectives, retention of the executive, and increased stockholder value.
The Compensation Committee believes the executive compensation program should be designed to accomplish the following goals:
•Encourage the achievement of corporate financial objectives that create value for our stockholders;
•Align the interests of our executives with our stockholders;
•Support the Company’s risk appetite and risk tolerance; and
•Serve as a retention incentive for our executives.
Stock Ownership Guidelines
We have Stock Ownership Guidelines that generally require our directors, the CEO, and any executive officer that has been a Named Executive Officer (“NEO”) during any of the prior three years to beneficially own a minimum number of shares of our common stock. The Stock Ownership Guidelines do not apply after a retirement or resignation from the Company. For more information, see the section above entitled "CORPORATE GOVERNANCE – Stock Ownership Guidelines."
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Pay Mix
Reinforcing pay-for-performance through variable compensation is an important underpinning of our compensation framework. For fiscal year 2020, our CEO and the other NEOs average variable compensation was 51% and 56%, respectively. As seen in the charts below, the compensation for our CEO and other NEOs for fiscal year 2020 was balanced between fixed and variable compensation as a result of the Company's performance.
Program Design
The Compensation Committee first engaged Willis Towers Watson ("WTW") as a compensation consultant in June 2014. WTW has provided the Compensation Committee with assessments of competitive market and best practices relating to executive compensation practices, including competitive benchmarks, research on regulatory and industry trends, and program design. WTW was last engaged in 2018 for an assessment of our executive compensation and in 2019 to review our director compensation.
Peer Group Analysis
The Compensation Committee generally retains an independent compensation consultant to review executive compensation every two to three years. During 2018, WTW was retained to review and provide an updated peer group, which the Compensation Committee uses for benchmarking purposes. This review was conducted to ensure the relevancy of the peer group is applicable. In identifying and constructing a competitive peer group, the Compensation Committee and WTW took into consideration which companies compete with the Company for customers, executive talent or investors, as well as the size of the peer companies. These factors were considered as the Compensation Committee sought to approximate the median of the peer group, and the structure of the Company as it competes in the marketplace. This review resulted in a peer group of 20 companies with assets between $9 billion and $23 billion as of their respective fiscal year-ends.
During fiscal year 2020, the Compensation Committee reviewed the peer group to ensure that it continues to serve as an appropriate comparison for our compensation program. The peer group is currently comprised of 19 companies noted below with assets between $12 billion and $47 billion as of their respective fiscal year-ends.

BancorpSouth Bank	Glacier Bancorp, Inc.
Banner Corporation	Heartland Financial USA, Inc.
Berkshire Hills Bancorp, Inc.	Old National Bancorp
Columbia Banking System Inc.	Renasant Corporation
Community Bank System, Inc.	TCF Financial Corporation
Customers Bancorp, Inc.	Trustmark Corporation
CVB Financial Corp.	UMB Financial Corporation
First BanCorp.	United Bankshares, Inc.
First Midwest Bancorp, Inc.	United Community Banks, Inc.
Fulton Financial Corporation
When making compensation decisions, the Compensation Committee reviews the compensation paid to our CEO and other NEOs relative to the compensation paid to similarly-situated executives, to the extent available, at our peer companies based on publicly available information reported in our peers' proxy statements and market data received from WTW.
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In 2018, WTW provided the Compensation Committee with background information regarding the Company's compensation structure as compared to market practices. The consultant provided the Compensation Committee with analysis with respect to each of the NEOs positions, including a comparison of actual total compensation, total direct compensation, target total direct compensation as well as each component of compensation on a comparative basis with the Company's peer group and market data where available. The information received from WTW in 2018 was also used for setting fiscal year 2019 and 2020 compensation.
In addition, in setting compensation for 2020 for our NEOs, our Board and Compensation Committee considered our stockholders overwhelming approval of executive compensation on an advisory (non-binding) basis at our 2019 Annual Meeting. The stockholders approved the proposal with more than 95% of the vote cast in favor.
Elements of Compensation
This section provides information and perspective regarding our 2020 executive compensation program and decisions for our executive officers generally, and more specifically, for our NEOs identified below:

Name	Title
Mark Borrecco (1)	President and Chief Executive Officer ("CEO") of the Company and Great Western Bank
Peter Chapman	Executive Vice President and Chief Financial Officer ("CFO") of the Company and Great Western Bank
Doug Bass (2)	Executive Vice President and Chief Operating Officer ("COO") of the Company and Great Western Bank
Karlyn Knieriem	Executive Vice President and Chief Risk Officer ("CRO") of the Company and Great Western Bank
Steve Yose (3)	Executive Vice President and Chief Credit Officer ("CCO") of the Company and Great Western Bank
Ken Karels (4)	Former Chairperson, President and CEO of the Company and Great Western Bank
(1)    Mr. Borrecco was appointed President and CEO of the Company and the Bank effective March 9, 2020.
(2)    Mr. Bass serves as Executive Vice President and COO of the Company and the Bank since August 2019. Prior to that time, he served as President and COO of the Company and the Bank from October 2018 to August 2019. Mr. Bass has announced his retirement from the Company and the Bank effective December 31, 2020.
(3)     Mr. Yose was appointed Executive Vice President and CCO of the Company and the Bank effective May 11, 2020.
(4)    Mr. Karels was President and CEO of the Company and the Bank during fiscal year2019 until March 9, 2020. He was elected Chairperson in 2017 and served on the Board until April 2020.
The principal elements of our executive compensation program are:
•Base Salary;
•STI Plan providing an annual cash bonus with both a cash and restricted stock component;
•LTI Plan granting stock awards consisting of Performance Share Units ("PSU") and Restricted Share Units ("RSU"); and
•Perquisites and other personal benefits.
When setting the total compensation opportunity for our NEOs, the Compensation Committee uses data available from various sources, including peer group information, publicly available data and advice from WTW. The Compensation Committee also considers other relevant factors, such as Company and individual performance, internal equity and our compensation philosophy.
Base Salary
The Company provides NEOs with base salary to compensate them for services rendered during the fiscal year and to reflect each NEO's position, specific skills, tenure, experience, responsibility and performance. Annual base salary adjustments for our CEO for any given fiscal year are determined by the Compensation Committee, and for our other NEOs by the Board, upon the recommendation of the Compensation Committee. Increases or decreases in base salary on a given year-over-year basis are dependent on the Compensation Committee's assessment of the Company's and individual's performance. The Compensation Committee has full discretion to set our CEO's salary and makes recommendations to the Board for other NEO salaries. As part of the process, the Compensation Committee solicits the recommendation of Mr. Borrecco with respect to the other NEOs. The Compensation Committee also considers peer data provided by WTW in evaluating recommendations.
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In fiscal year 2020, the Compensation Committee made the following determinations relative to base salary.

Executive	2020 Base Salary	2019 Base Salary
Mark Borrecco (1)	$700,000	$ N/A
Peter Chapman	425,000	400,000
Doug Bass (2)	400,000	535,000
Karlyn Knieriem	315,000	255,000
Steve Yose (3)	375,000	N/A
Ken Karels (4)	825,000	825,000
(1)    Mr. Borrecco was appointed President and CEO of the Company and the Bank effective March 9, 2020.
(2)    Mr. Bass serves as Executive Vice President and COO of the Company and the Bank since August 2019. Prior to that time, he served as President and COO of the Company and the Bank from October 2018 to August 2019. Mr. Bass has announced his retirement from the Company and the Bank effective December 31, 2020.
(3)     Mr. Yose was appointed Executive Vice President and CCO of the Company and the Bank effective May 11, 2020.
(4)    Mr. Karels was President and CEO of the Company and the Bank during fiscal year2019 until March 9, 2020. He was elected Chairperson in 2017 and served on the Board until April 2020.
Annual Cash Incentive Compensation
For fiscal year 2020, our NEOs participated in the STI Plan that provides an opportunity for the payment of annual bonus based on business and individual performance during the year. Each NEO's target short-term incentive, ("STI"), was established prior to the beginning of fiscal year 2020, and the actual STI earned reflects both individual and business performance during the fiscal year.
Determination of Earned STI Award
Under our STI Plan, specific objectives are established for the fiscal year. For the 2020 fiscal year, the metrics were net income (weighted at 40%), asset growth (weighted at 15%), Non-Performing Assets ("NPA")/Capital (weighted at 30%) and individual performance against certain prescribed individual performance objectives (weighted at 15%) for all NEOs. These metrics were chosen to measure performance and payouts under the STI Plan as they bear a direct relationship to our business plan and are a direct measurement of our underlying profitability. Each metric has a payout opportunity of 50% to 200% based upon the percentage of achievement of established goals. In the event an established threshold performance level set for a metric is not met, there is a 0% payout on such metric. The "STI Multiplier" is determined by aggregating the product of each metric payout opportunity achieved by the applicable weighting. Due to the focus on our non-performing assets, the Compensation Committee made the decision in April to measure fiscal year 2020 in two halves with a qualifier on the second half in which NPA/Capital must meet a minimum of 40% for any incentive to be earned in that half of the year. The minimum threshold for NPA/Capital was not met resulting in a 0% payment for the second half of the fiscal year. The first half of fiscal year 2020 achieved a STI Multiplier of 45%, or 22.5% when weighted for half of the fiscal year. Based on these results, the Compensation Committee determined that a STI multiplier of 22.5% for Messrs. Chapman and Bass and Ms. Knieriem, and a 0% STI multiplier for Messrs. Borrecco and Yose would apply. Our incentive program also includes a compliance gateway component which during fiscal year 2020 did not result in any reductions. In accordance with Mr. Karels’ Amended and Restated CEO Transition and Retirement Agreement (the “Amended Transition Agreement”), dated June 4, 2020, Mr. Karels was paid $525,938 which represented a 25% discount to the STI he would have otherwise received under his CEO Transition and Retirement Agreement (the “Transition Agreement”) dated November 22, 2019.
Mandatory Deferral of Earned STI Award
Under the STI Plan, a portion of our NEO's earned STI awards were subject to mandatory deferral into RSUs to instill an appropriate focus on business performance beyond the current year, allow for alignment with risk outcomes, support achievement of targets, and encourage an appropriate level of stockholding by senior executives. For Messrs. Chapman and Bass and Ms. Knieriem, 25% of their total award was deferred into RSUs which will vest in November 2021. Messrs. Borrecco and Yose did not earn STI awards for the fiscal year.
Performance Results and Payouts
Company Performance Component: The Company-level objective for the first half of fiscal year 2020 was to achieve consolidated net income of $78.9 million, asset growth of 1.20% and NPA/Capital ratio of 30.0%. The Company's consolidated net income for the first half of fiscal year 2020 was $15.7 million (adjusted for the Goodwill impairment of $740.6 million, taken in the second fiscal quarter of 2020), asset growth was 2.44% and NPA/Capital was 50.16%.
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The Company-level objective for the second half of fiscal year 2020 was $82.9 million, asset growth of 2.40% and NPA/Capital ratio of 30.0%. The Company's consolidated net income for the second half of fiscal year 2020 was $16.5 million, asset growth was 1.74% and NPA/Capital was 58.91%.
Individual Performance Component: The Compensation Committee determined each of the NEO's achievement at certain prescribed levels of their individual performance objectives by assigning a rating (0-4).
In determining the actual annual bonus for each NEO associated with the achievement of Company-level and individual performance objectives, except Mr. Karels, the Compensation Committee utilized the following metrics and outcomes in determining the actual payment:
For Messrs. Chapman and Bass and Ms. Knieriem

		First Half FY20 Goal Range Payout Opportunity (dollars in thousands)			First Half FY20 Results (dollars in thousands)
2020 STI Metrics	Category Weighting	Threshold	Target	Maximum	Actual Results	% of Target	Payout Opportunity Achieved	STI Multiplier
Net income	40%	$71,000	$78,900	$86,800	$15,700	20%	0%	45%
Asset growth	15%	1.08%	1.20%	1.32%	2.44%	204%	200%
NPA/Capital	30%	35.00%	30.00%	20.00%	50.16%	60%	0%
Individual performance	15%	2	3	4	3.0	100%	100%
For Messrs. Borrecco, Chapman, Bass and Yose and Ms. Knieriem

		Second Half FY20 Goal Range Payout Opportunity (dollars in thousands)			Second Half FY20 Results (dollars in thousands)
2020 STI Metrics	Category Weighting	Threshold	Target	Maximum	Actual Results	% of Target	Payout Opportunity Achieved	STI Multiplier
Net income	40%	$74,600	$82,900	$91,200	$16,500	20%	0%	0%
Asset growth	15%	2.16%	2.40%	2.64%	1.74%	73%	0%
NPA/Capital	30%	40.00%	30.00%	20.00%	58.91%	0%	0%
Individual performance	15%	2	3	4	3.0	100%	100%
STI Payout: The Compensation Committee retains the discretion to determine the amount of any STI awarded to our CEO and recommend to the Board the amount of any STI awarded to the other NEOs, under the STI Plan. The final determination and recommendation of the Compensation Committee could result in no STI being paid. Based on this analysis, the Compensation Committee exercised its final discretion, and approved the STI award for our CEO and made the recommendation to the Board for the other NEOs. The following table sets forth the total eligible STI amounts at target and STI actually paid to each of our NEOs under the STI Plan for fiscal year 2020.

Name	Base Salary	STI Target Percentage	STI Target Amount	STI Multiplier	Earned STI
Mark Borrecco (1)	$700,000	85%	$336,107	0.000	$0
Peter Chapman	425,000	60%	255,000	0.225	57,375
Doug Bass	400,000	40%	160,000	0.225	36,000
Karlyn Knieriem	315,000	45%	141,750	0.225	31,894
Steve Yose (1)	375,000	50%	73,712	0.000	0
Ken Karels (2)	825,000	85%	701,250	N/A	525,938
(1)    Messrs. Borrecco and Yose's STI target amounts are prorated based upon their respective employment commencement dates of March 9, 2020 and May 11, 2020, respectively.
(2)    Represents Mr. Karels' STI payment pursuant to the terms of the Amended Transition Agreement which was paid out at 75% of his STI target.
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Long-Term Incentive Compensation
The Compensation Committee believes that a substantial portion of each NEOs compensation should be in the form of long-term incentive compensation in order to further align the interests of our NEOs and stockholders. The framework is designed to:
•provide a competitive compensation opportunity;
•align the interests of management with the interests of stockholders;
•foster retention;
•allow the Company to compete effectively for talent;
•support the Company's long-term strategy and growth objectives;
•align management's long-term compensation with achievement of business goals;
•link pay and performance;
•create a long-term focus based on sustainable results; and
•create stock ownership.
Long-term incentive compensation opportunities are provided to the NEOs through the award of annual grants under the LTI Plan.
Award Mix
The Compensation Committee administers the LTI Plan and determines the mix of awards included in the annual grant. Historically the Compensation Committee has determined that the award vehicle mix should be comprised of the following:

Award Vehicle	% of Award
Restricted Share Units	50%
Performance Share Units	50%
RSUs and PSUs are designed to align management's long-term compensation with achievement of business goals, as well as link pay and performance. RSU awards vest annually in equal amounts over a three-year period and are contingent on continued employment during the vesting period, except as otherwise described under the heading "Potential Payments Upon Termination or Change in Control" set forth in this Proxy Statement. PSU awards are contingent upon the achievement of pre-established long-term goals set in advance by the Compensation Committee over a three-year period with overlapping performance cycles. For PSUs issued in fiscal year 2020, the Compensation Committee determined return on tangible assets (40% weighting), adjusted efficiency ratio (30% weighting) and return on tangible equity (30% weighting) were appropriate performance metrics as they bear a direct relationship to our business plan. Each metric has the ability to earn up to 150% based on the Company's achievement of established goals. In the event an established threshold performance level for a metric is not met, there is 0% earned for such metric. The percentage of PSUs earned at the end of the three-year performance period is measured separately for each performance metric and weighted accordingly.
Perquisites and Other Benefits
Our NEOs receive various perquisites provided by or paid for by us that we believe are reasonable, competitive and consistent with the Company's overall compensation philosophy. In fiscal year 2020, these perquisites included: vehicle expenses, relocation expenses, corporate event and service anniversary gift cards, PTO buy-backs, dividend equivalent cash payments and club dues. Our NEOs were also eligible for a 401(k) employer match, profit sharing contribution and life insurance on the same terms as all other employees of the Company. Our former CEO received a lump sum payment in lieu of consulting fees pursuant to the terms of the Amended Transition Agreement. Attributed costs of the personal benefits described above for all NEOs for the fiscal year ended September 30, 2020 are included in the "All Other Compensation" column of the "2020 Summary Compensation Table" set forth in this Proxy Statement.
Post-Termination Compensation
We have entered into employment agreements with each of our NEOs that provide for post-termination compensation. These agreements provide for payments and other benefits if the NEO's employment terminates for a qualifying event or circumstance. Additionally, the employment agreements provide for the payment of enhanced severance benefits if the NEO's employment is terminated within 24 months of a "change in control" (as defined in the agreements). Additional information regarding the employment agreements and the change in control agreement, including a definition of key terms and a quantification of benefits that would have been received by our NEOs had termination occurred on September 30, 2020, is contained under the heading "Potential Payments Upon Termination or Change in Control" set forth in this Proxy Statement.
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The Compensation Committee believes these employment arrangements are an important part of overall compensation for our NEOs and will help to secure the continued employment and dedication of our NEOs, prior to or following a change in control, notwithstanding any concern that they might have at such time regarding their own continued employment. These agreements also contain restrictive covenants, including non-compete and non-solicitation provisions, which protect the Company's interests in its client and employee relationships. The Compensation Committee also believes that these agreements are important as a recruitment and retention device, as nearly all of the companies with which we compete for executive talent have similar agreements in place for their senior employees.
Additional Information Regarding Compensation Policies
We have additional compensation policies that support our practices. These policies serve to further illustrate and provide context around our approaches to compensation.
Clawback Policy. Our clawback policy provides that the Company may recover any cash payment or equity awards made to a then current executive officer, or an individual who became a former executive officer following the adoption of such policy, if the payment or award was predicated upon achieving certain financial results that were subsequently the subject of a material negative restatement caused by the intentional misconduct of the executive officer. In such event, the Company may recover the amount by which any annual or long-term payments or awards made or granted exceeded what would have been awarded or granted based on restated financial statements. In addition, the Company may recover any profits realized on the sales of securities received by such executive officer pursuant to such awards.
In addition, the clawback provision of the Sarbanes-Oxley Act of 2002 also applies to our NEOs. This provision provides that if the Company is required to restate its financial statements as a result of misconduct, the NEOs are required to reimburse the Company for bonuses or other incentive-based or equity-based compensation and profits realized during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.
Impact of Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the certain "covered employees." The "covered employees" generally consist of a company's Chief Executive Officer, Chief Financial Officer and the three most highly compensated NEOs (other than the Chief Executive Officer and the Chief Financial Officer). Once an individual becomes a covered employee that status remains for all future payments of compensation to the individual, even in retirement. This limitation does not apply to certain grandfathered "qualifying performance-based" compensation paid under a written, binding plan that was in effect on November 2, 2017 and that has not been materially modified on or after that date. Although the Compensation Committee considers the deductibility of executive compensation, the Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet the standards of Section 162(m) when necessary to enable the Company to continue to attract, retain and motivate highly-qualified executives. The Compensation Committee therefore reserves the authority to approve potentially non-deductible compensation as it deems appropriate.
Prohibition on Hedging and Short Selling. The Company's executive officers and directors are prohibited from engaging in short selling of the Common Stock or engaging in hedging or offsetting transactions regarding the Common Stock. Additional information can be found under the heading "Anti-Hedging and Anti-Pledging Policies for Directors and Executive Officers" set forth in this Proxy Statement.
Prohibition on Pledging Stock. The Company's executive officers and directors are prohibited from pledging any of the Company's securities. Additional information can be found under the heading "Anti-Hedging and Anti-Pledging Policies for Directors and Executive Officers" set forth in this Proxy Statement.
Role of Management. The Compensation Committee made all fiscal year 2020 compensation decisions for our CEO and recommended to the Board all compensation decisions for all other NEOs. Mr. Borrecco annually reviews with the Compensation Committee the performance of each of the NEOs, except for himself, whose performance is reviewed by the Compensation Committee. The conclusions reached and the compensation recommendations based on these reviews, including with respect to salary adjustments and incentive award amounts, were presented to the Compensation Committee.
Committee Process. During fiscal year 2020, the Compensation Committee reviewed both the Company's compensation philosophy and the actual compensation being paid by the Company. The Compensation Committee met, including in executive sessions without any members of management present, to discuss, evaluate and set/recommend NEO compensation. In setting the CEO's compensation and making recommendations for compensation for each of the other NEOs, the Compensation Committee focused on the total compensation received by each NEO, as well as the allocation of each element of compensation in relation to those provided by the peer companies identified above. The Compensation Committee acted pursuant to its Board-approved written charter.
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Compensation Consultant. The Compensation Committee has the sole authority to retain and dismiss its own outside compensation consultants and any other advisors it deems necessary. The role of a compensation consultant is to assist the Compensation Committee in analyzing executive compensation packages and to provide the Compensation Committee with information regarding market compensation levels, general compensation trends and best practices. The consultant also provides advice regarding the competitiveness of specific pay decisions and actions for the NEOs, as well as the appropriateness of the design of the Company's executive compensation programs. In fiscal year 2020, the Compensation Committee did not utilize an outside compensation consultant to advise on executive compensation related matters. The Compensation Committee had previously determined to review our executive compensation, market compensation levels and general compensation trends every two to three years.
Employment Arrangements
Agreements with Current Executive Officers. We entered into employment agreements with Messrs. Chapman and Bass on December 15, 2017, which became effective January 1, 2018, with Ms. Knieriem on May 1, 2018, with Mr. Borrecco on February 6, 2020 and Mr. Yose on April 22, 2020. The employment agreement for Mr. Bass was amended and restated on August 5, 2019 and replaced his prior agreement. The term of each employment agreement is for an unspecified duration and constitutes “at will” employment. During the term, the executives will continue to serve in their current positions as President and CEO for Mr. Borrecco; Executive Vice President and CFO for Mr. Chapman; Executive Vice President and COO for Mr. Bass; Executive Vice President and CRO for Ms. Knieriem; and Executive Vice President and CCO for Mr. Yose.
Upon a termination of any of the NEO’s employment by the Company without “cause” or by such NEO for “good reason”, subject to a general release of claims in favor of the Company, the NEO will be entitled to: (i) a prorated annual incentive bonus under the STI Plan for the year of termination based on actual performance; (ii) a severance payment equal to one times the sum of (A) the NEO’s then-current annual base salary and (B) the NEO’s then-current target annual incentive bonus, paid in 26 equal installments, in accordance with the Company’s normal payroll practices; (iii) either (A) continued benefits under the Company’s group healthcare, vision and dental plans through the second anniversary of termination of employment for Mr. Borrecco and Yose, and through the first anniversary for Messrs. Chapman and Bass and Ms. Knieriem, or (B) a lump-sum payment (grossed up for applicable taxes) equal to 12 times the monthly Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") cost of continued health and medical coverage and (iv) continued vesting of any outstanding equity compensation awards under the LTI Plan as if the executive had remained employed through the applicable vesting dates.
In the event that any of the NEO’s employment is terminated by the Company without “cause” or by the executive for “good reason” within two years following a “change in control”, subject to a general release of claims in favor of the Company, the NEO will be entitled to the payments and benefits described above, except that (i) the severance payment will be paid in a lump sum and be equal to two times the sum of (A) the NEO’s then-current annual base salary and (B) the NEO’s then-current target annual incentive bonus, and (ii) in lieu of the benefits described in clause (iii) of the prior paragraph, all executives will receive a lump-sum healthcare payment (grossed up for applicable taxes) equal to 12 times the monthly COBRA cost for Messrs. Borrecco and Yose and 24 times the monthly COBRA cost for Messrs. Chapman and Bass and Ms. Knieriem. In addition, the employment agreements provide that, notwithstanding anything to the contrary, the Company will not be required to provide any payment or benefit that would qualify as a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act ("FDIA").
“Cause” generally means the NEO’s: (i) conviction of, or plea of guilty or no contest to, any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) engagement in gross misconduct that causes material financial or reputation harm to the Company; (iii) repeated failure to substantially perform his or her duties and responsibilities to the Company; (iv) material violation of any contract or agreement between the executive and the Company or any written Company policy or (v) disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by the executive’s job description, or loss of any governmental or self-regulatory license that is reasonably necessary for the executive to perform his or her duties or responsibilities.
“Good reason” generally means, in the absence of the NEO’s written consent: (i) any material and adverse change in the executive’s position or authority with the Company; (ii) the transfer of the NEO’s primary work site to a new location that is more than 50 miles from that in effect immediately prior to such transfer; (iii) a diminution of the NEO’s base salary by more than 10%, unless such diminution applies to all other senior executives or (iv) a material breach of the employment agreement by the Company or our Bank.
“Change in control” generally means the occurrence of any of the following events: (i) during any period of less than 36 months, individuals who constitute the Board as of the beginning of the period (which we refer to as the incumbent directors) cease to constitute at least a majority of the Board; (ii) any person is or becomes a beneficial owner, directly or indirectly, of 30% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board; (iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the
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Company that requires the approval of the Company’s stockholders; (iv) the consummation of a sale of all or substantially all of the Company’s assets or (v) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.
Each employment agreement also contains confidentiality and non-disparagement provisions, which apply indefinitely, and non-competition as well as client and employee non-solicitation provisions that apply during the term of the employment agreement and for one year following a termination of employment for any reason. The Committee believes that these employment arrangements are an important part of overall compensation for our NEOs and will help to secure the continued employment and dedication of our NEOs, prior to or following a change in control, notwithstanding any concern that they might have at such time regarding their own continued employment. The Committee also believes that these agreements are important as a recruitment and retention device, as nearly all of the companies with which we compete for executive talent have similar agreements in place for their senior employees.
Agreements with Former Chief Executive Officer. We previously entered into an employment agreement with Mr. Karels on December 15, 2017 which became effective January 1, 2018. The term of the employment agreement was for an unspecified duration and constituted “at will” employment and was substantially similar to employment agreements for Messrs. Chapman and Bass described above, except that Mr. Karels’ change in control provision for severance was equal to three times the sum of the current base salary plus current target STI Plan bonus opportunity.
On November 22, 2019, the Company entered into the Transition Agreement with Mr. Karels in connection with Mr. Karels' announced retirement to occur on October 2, 2020. The Transition Agreement did not include change in control provisions that were in effect at September 30, 2019 for severance pay or accelerated vesting of equity awards. In accordance with the Transition Agreement, Mr. Karels continued to receive a salary, incentives and benefits in accordance with the Company's normal and customary retirement procedures through the date of retirement. Following retirement, the Company and Mr. Karels were to enter into a consulting agreement wherein Mr. Karels would serve as an independent contractor to the Company and the Bank for a period of 12 months at a monthly rate of $75,000. For full details regarding Mr. Karels' retirement and the Transition Agreement, please refer to the Company's 8-K filed on November 26, 2019 with the SEC.
On June 4, 2020 the Company entered into an Amended Transition Agreement with Mr. Karels. The Amended Transition Agreement amended and restated the Transition Agreement dated November 22, 2019 and attached as Exhibit 10.1 to the Company’s Form 8-K filed on November 26, 2019. Under the Amended Transition Agreement, Mr. Karels received a lump sum cash payment of $525,938 in lieu of his short term incentive (“STI”). In addition, in lieu of the consulting arrangement which was to commence on October 3, 2020, Mr. Karels received a lump sum payment of $675,000. The payments represented a 25% discount to STI and consulting fees that would have been paid under the Transition Agreement. Mr. Karels continued to receive his salary and benefits through his October 2, 2020 retirement date consistent with the Transition Agreement. Mr. Karels’ previously granted STI stock awards and LTI will continue to vest in accordance with such grants. As part of the Amended Transition Agreement, Mr. Karels and the Company executed a mutual release of all claims related to Mr. Karels’ employment. For full details regarding the Amended Transition Agreement, please refer to the Company's 8-K filed on June 10, 2020 with the SEC.
Potential Payments upon Termination or Change in Control
Other than the employment agreements and the change in control agreement described above, we do not currently have any agreements, plans or other arrangements that provide for payments to any of our NEOs upon termination or a change in control.
Savings Plans
We maintain the Great Western 401(k) Profit Sharing Plan and Trust, (the "401(k) Plan"), which is a tax-qualified defined contribution savings plan, for the benefit of all eligible employees of the Company (including the NEOs). Employee contributions, including after-tax contributions, are permitted by means of pay reduction. The 401(k) Plan also provides for discretionary employer matching contributions. During fiscal year 2020, the Company matched 100% of employee contributions up to 2.5% of a participant’s salary, cash portion of their short term incentive, commissions and other cash earnings ("Plan Compensation"), and made a discretionary contribution of 4.25%, approximately $3.4 million, allocated proportionately to eligible participants based on their 2020 Plan Compensation. All employee contributions and earnings on employee contributions are at all times fully vested. Beginning with the second year of service, employer matching contributions and employer discretionary contributions are vested at a rate of 25% per year of service and are completely vested after five years of service.
Pension Benefits; Nonqualified Deferred Compensation
We do not currently offer any defined pension plans or any nonqualified deferred compensation plans to our NEOs.
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Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company, and none has any relationships with the Company of the type that is required to be disclosed in this Proxy Statement under SEC rules. None of the Company's executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company's directors or on the Compensation Committee.
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Compensation Committee Report

The Compensation Committee has reviewed and discussed the Company's Compensation Discussion & Analysis with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in the Company's Proxy Statement, its Annual Report on Form 10-K and such other filings with the SEC as may be appropriate.

Compensation Committee

Daniel Rykhus, Chairperson
Stephen Lacy
James Spies

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Executive Compensation

2020 Summary Compensation Table
The following table summarizes compensation awarded to, earned by or paid to our NEOs for fiscal years 2020, 2019 and 2018, except for Mr. Borrecco, who was appointed President and Chief Executive Officer on March 9, 2020 and Mr. Yose, who was appointed Executive Vice President and Chief Credit Officer on May 11, 2020; as such, information is only provided for fiscal year 2020 for Messrs. Borrecco and Yose. The section of this Proxy Statement entitled "Compensation Discussion & Analysis" describes in greater detail the information reported in this table and the objectives and factors considered in setting NEO compensation.

Name and Principal Position	Year	Salary ($)	Stock Awards (7) (8) ($)	Non-Equity Plan Compensation (6) ($)	All Other Compensation (9) ($)	Total ($)
Mark Borrecco (1) (2)
President and Chief Executive Officer	2020	$376,923	$700,000	$—	$11,007	$1,087,930
Peter Chapman	2020	418,269	810,000	57,375	62,143	1,347,787
Executive Vice President and Chief Financial Officer	2019	400,000	369,934	120,000	40,909	930,843
	2018	400,000	311,389	352,800	69,120	1,133,309
Doug Bass (3)	2020	400,000	250,000	36,000	57,362	743,362
Executive Vice President and Chief Operating Officer	2019	516,827	491,433	104,325	41,156	1,153,741
	2018	309,900	191,013	128,299	46,206	675,418
Karlyn Knieriem	2020	298,846	160,000	31,894	23,107	513,847
Executive Vice President and Chief Risk Officer	2019	255,000	102,000	57,375	22,190	436,565
	2018	195,157	20,000	117,810	11,347	344,314
Steve Yose (1) (4)
Executive Vice President and Chief Credit Officer	2020	137,019	306,000	—	59,785	502,804
Ken Karels (5)	2020	825,000	1,004,000	525,938	793,813	3,148,751
Former Chairperson, President and Chief Executive Officer	2019	825,000	1,219,012	350,625	104,734	2,499,371
	2018	825,000	1,082,997	1,079,925	254,854	3,242,776
(1)    We entered into employment agreements with Mr. Borrecco on February 6, 2020 and with Mr. Yose on April 22, 2020.
(2)    Mr. Borrecco was appointed President and CEO of the Company and the Bank effective March 9, 2020; as such Mr. Borrecco's salary represents the amount actually earned and paid for the fiscal year.
(3)    Mr. Bass has announced his retirement from the Company and the Bank effective December 31, 2020.
(4)    Mr. Yose was appointed Executive Vice President and CCO of the Company and the Bank effective May 11, 2020; as such Mr. Yose's salary represents the amount actually earned and paid for the fiscal year.
(5)    Mr. Karels resigned from his role as President and CEO of the Company and the Bank in March 2020 and as Chairperson and Director in April 2020.
(6)    The amounts in this column represent each NEO's annual incentive payment, including amounts deferred in RSUs, under the STI Plan for fiscal years 2020, 2019 and 2018. See “Annual Cash Incentive Compensation” for further details.
(7)    The value reflects the aggregate grant date fair value of the stock awards under FASB ASC Topic 718. The value is based on the closing price of the Common stock on the grant date of $34.37, $37.32 and $41.07 per share for stock awards granted to Messrs. Chapman, Bass and Karels and Ms. Knieriem during fiscal years 2020, 2019 and 2018, respectively. Messrs. Borrecco, Chapman and Yose each received awards during fiscal year 2020 in which the closing price of the Common Stock on the grant date was $21.70, $30.31, and $13.66 per share, respectively.
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(8)    For each of the NEOs, the amounts include a long-term equity incentive award split under the LIP Plan 50/50 between (i) RSUs with 33-1/3% of units scheduled to vest each year over three years, with the exception of Messrs. Borrecco and Yose whose restricted units will vest in two equal annual installments on the first two anniversaries of the grant date and (ii) PSUs with a three-year vesting period based on the Company's achievement of performance metrics including for fiscal year 2020 and 2019, return on tangible assets (40% weighting), adjusted efficiency ratio (30% weighting) and return on tangible equity (30% weighting) and for fiscal year 2018, return on tangible assets (70% weighting) and adjusted efficiency ratio (30% weighting) and assuming the award vests at the target level of performance for the fiscal years 2020, 2019 and 2018, respectively; Mr. Borrecco - $700,000, $0 and $0; Mr. Chapman - $310,000, $310,000 and $255,000; Mr. Bass - $250,000, $455,000 and $155,000; Ms. Knieriem - $160,000, $102,000, $20,000; and Mr. Yose - $306,000, $0 and $0; and Mr. Karels - $1,004,000, $1,004,000 and $915,000.
Amounts include for fiscal year 2019 a grant adjustment for the additional shares issued under the 2016 LTI performance share award that had a vesting measurement of 147.0% of target as a result of the Company's achievement of performance metrics relative to the award over its three year performance period; Mr. Chapman - $59,934, Mr. Bass - $36,433 and Mr. Karels - $215,012.
Amounts include for fiscal year 2018 a grant adjustment for the additional shares issued under the 2015 LTI performance share award that had vesting measurements applied of 148.0% of target, respectively, as a result of the Company's achievement of performance metrics relative to each award over their three-year performance periods; Mr. Chapman - $56,389, Mr. Bass - $36,013 and Mr. Karels - $167,997.
(9)    Set forth below is a detailed summary of the amounts included under the "All Other Compensation" column for fiscal year 2020:

	All Other Compensation for Fiscal Year 2020 A
Name	Vehicle Expenses ($)	Club Dues ($)	Life Insurance Premiums ($)	Profit Sharing Contribution ($)	401(k) Plan Matching Contribution ($)	Dividend Equivalent Cash Payment ($)	Relocation Expenses ($)	Corporate Event & Service Anniversary Gift Cards C ($)	PTO Buy-Back D ($)	Consulting Fees E ($)	Total ($)
Mark Borrecco B	$467	$—	$108	$—	$—	$—	$10,432	$—	$—	$—	$11,007
Peter Chapman	—	2,161	216	11,900	6,875	23,224	—	1,421	16,346	—	62,143
Doug Bass	2,579	3,675	216	11,900	6,875	14,819	—	1,913	15,385	—	57,362
Karlyn Knieriem	—	—	216	11,900	7,971	1,599	—	1,421	—	—	23,107
Steve Yose B	—	—	72	—	—	—	59,713	—	—	—	59,785
Ken Karels	2,229	3,357	216	11,900	6,875	94,236	—	—	—	675,000	793,813
A All amounts reported are based upon the Company's direct costs in providing the listed perquisites.
B Messrs. Borrecco and Yose were not eligible to receive a Profit Sharing contribution as they were not employed as of December 31, 2019.
C All employees who attend the Bank's Annual Recognition Event received a $1,000 gift card, which was grossed up for tax purposes. Although the event was cancelled due to the COVID-19 pandemic, participants were awarded the gift card. For Mr. Bass, also includes a service anniversary gift card which was grossed up for tax purposes.
D As a result of COVID-19 travel restrictions, the Company offered PTO buy-back option available to all employees up to 80 hours of accrued and unused PTO.
E Mr. Karels received a lump sum payment in lieu of a prior consulting arrangement pursuant to the terms of the Amended Transition Agreement.
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2020 Grants of Plan-Based Awards Table
The following table provides information with regard to the stock awards granted during fiscal year 2020 (and reported as "Stock Awards" in the 2020 Summary Compensation Table) and the annual cash incentive award opportunity for fiscal year 2020 for our NEOs under our plans.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock Awards (3) ($)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Borrecco		$—	$336,107	$672,215
	3/9/2020				—	16,129	24,194		(4)	$350,000
	3/9/2020							—	(5)	—
Peter Chapman		—	255,000	510,000
	11/29/2019				—	4,510	6,765			155,000
	11/29/2019							4,510	(4)	155,000
								873	(5)	30,005
	2/10/2020							16,496	(6)	500,000
Doug Bass		—	160,000	320,000
	11/29/2019				—	3,637	5,456			125,000
	11/29/2019							3,637	(4)	125,000
	11/29/2019							759	(5)	26,087
Karlyn Knieriem		—	141,750	283,500
	11/29/2019				—	2,328	3,492			80,000
	11/29/2019							2,328	(4)	80,000
	11/29/2019							417	(5)	14,332
Steve Yose		—	73,712	147,425
	5/11/2020				—	11,201	16,802			153,000
	5/11/2020							11,201	(4)	153,000
Ken Karels		—	701,250	1,402,500
	11/29/2019				—	14,606	21,909			502,000
	11/29/2019							14,606	(4)	502,000
	11/29/2019							5,101	(5)	175,321
(1)    Amounts reflect the range of possible payouts under our STI Plan based on a combination of business and individual performance which can earn results from 0% to 200% of targeted bonus. for Messrs. Borrecco and Yose, the target amount is reflective of a pro-rated target based on their date of hire. For additional information, see "Compensation Discussion & Analysis - Annual Cash Incentive Compensation - Determination of Earned STI Award".
(2)    Awards represent the range of estimated possible payouts of PSUs issued to our NEOs as one-half of their LTI Plan award, which vesting can range from 0% to 150%. For additional information, see "Compensation Discussion & Analysis - Long-Term Incentive Compensation" and "Summary Compensation Table".
(3)    The values reflect the aggregate grant date fair value under FASB ASC Topic 718 and is based on the closing price of the Common Stock on the grant date of $34.37 per share for November 29, 2019, $30.31 per share February 10, 2020, $21.70 for March 9, 2020 and $13.66 for May 11, 2020.
(4)    Awards granted to Messrs. Chapman and Bass and Ms. Knieriem on November 29, 2019 and to Messrs. Borrecco and Yose on March 9, 2020 and May 11, 2020, respectively, represent the RSUs issued as one-half of the NEO's LTI Plan award. The RSUs vest equally over a three-year period with 33-1/3% vesting each year with the exception of Messrs. Borrecco and Yose wherein 50% of the award vests 12 months from the grant date and the remaining 50% vests 24 months from the grant date. For additional information, see "Compensation Discussion & Analysis - Long-Term Incentive Compensation".
(5)    Awards granted represent deferral of RSUs issued under our STI Plan to our NEOs on November 29, 2019.
(6)    On February 10, 2020, Mr. Chapman was awarded RSUs which vest on the second anniversary of the grant date.
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2020 Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information about the outstanding Company equity awards granted to each of our NEOs under the LTI Plan as of September 30, 2020.

Name	Number of Restricted Share Units of Stock That Have Not Vested (#)		Market Value of Restricted Share Units of Stock That Have Not Vested (1) ($)	Number of Performance Share Units of Stock That Have Not Vested (#)		Market Value of Performance Share Units That Have Not Vested (1) ($)
Mark Borrecco	16,129	(6)	$200,806	19,677	(6)	$244,979
Peter Chapman	873	(3)	10,869	2,235	(4)	27,826
	1,036	(4)	12,898	1,121	(5)	13,956
	2,769	(5)	34,474	5,502	(6)	68,500
	4,510	(6)	56,150
	16,496	(7)	205,375
Doug Bass	759	(3)	9,450	1,359	(4)	16,920
	631	(4)	7,856	1,646	(5)	20,493
	4,065	(5)	50,609	4,437	(6)	55,241
	3,637	(6)	45,281
Karlyn Knieriem	417	(3)	5,192	175	(4)	2,179
	83	(4)	1,033	369	(5)	4,594
	912	(5)	11,359	2,840	(6)	35,358
	2,328	(6)	28,984
Steve Yose	11,201	(6)	139,452	13,665	(6)	170,129
Ken Karels	7,234	(2)	$90,063	8,021	(4)	$99,859
	5,101	(3)	63,507	3,632	(5)	45,216
	3,714	(4)	46,239	17,819	(6)	221,851
	8,968	(5)	111,652
	14,606	(6)	181,845
(1)    The market value was determined by multiplying the number of units by the closing price of a share of the Company's Common Stock on September 30, 2020, which was $12.45 per share.
(2)    For Mr. Karels, represents 50% of the deferred portion of his 2018 annual incentive award issued in November 2018 under the STI Plan which is scheduled to vest in November 2020.
(3)    For each of our NEOs, represents the deferred portion of their 2019 annual incentive issued in November 2019 under the STI Plan. For Mr. Karels, 50% are scheduled to vest in November 2020 and 50% are scheduled to best in November 2021; for Messrs. Chapman and Bass and Ms. Knieriem, 100% are scheduled to vest in November 2020.
(4)    For Messrs. Chapman, Bass and Karels and Ms. Knieriem, represents a long-term equity incentive award split 50/50 under the LTI Plan between RSUs and PSUs granted in December 2017. The RSUs vest in three equal installments, the first and second installments vested in December 2018 and 2019, respectively. The remaining installment is scheduled to vest in December 2020. The PSUs are scheduled to vest in December 2020 and are calculated based upon the Company's performance on the award's assigned performance metrics as of September 30, 2020, which was at 72.0% of target.
(5)    For Messrs. Chapman, Bass and Karels and Ms. Knieriem, represents a long-term equity incentive award under the LTI Plan split 50/50 between RSUs and PSUs granted in November 2018. The RSUs vest in three equal installments, the first installment vested in November 2019. The remaining installments are scheduled to vest in November 2020 and 2021, respectively. The PSUs are scheduled to vest in November 2021 and are calculated based upon the Company's performance on the award's assigned performance metrics as of September 30, 2020, which was at 27.0% of target. However, the final award may increase or decrease based on actual performance at the end of the vesting period.
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(6)    Represents a long-term equity incentive award under the LTI Plan split 50/50 between RSUs and PSUs granted in November 2019 for Messrs. Chapman and Bass and Ms. Knieriem; March 2020 for Mr. Borrecco; and May 2020 for Mr. Yose. The RSUs vest in three equal installments, in November 2020, 2021 and 2022, respectively, with the exception of Messrs. Borrecco and Yose whose RSUs will vest in two equal annual installments in March 2021 and 2022 and May 2021 and 2022, respectively. The PSUs are scheduled to vest in November 2022 and are calculated based upon the Company's performance on the award's assigned performance metrics as of September 30, 2020, which was at 122.0% of target. However, the final award may increase or decrease based on actual performance at the end of the vesting period.
(7)    For Mr. Chapman, represents RSUs granted in February 2020. The RSUs are scheduled to vest in February 2022.
2020 Stock Vested Table
The following table sets forth information for each NEO with respect to the vesting of stock awards during fiscal year 2020, and the value realized upon such vesting. The Company has not issued stock options.

	Stock Awards (1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Peter Chapman	10,615	362,821
Doug Bass	7,064	241,448
Karlyn Knieriem	1,324	45,244
Ken Karels	42,502	$1,452,718
(1)    Amounts shown in these columns reflect PSU and RSU awards that vested during fiscal year 2020. The value realized was determined by multiplying the number of share vested by the closing price of the Common Stock on the vest date for each NEO. See the Summary Compensation Table, Annual Cash Incentive Compensation and Long-Term Incentive Compensation sections for details on these types of awards.
Potential Payments Upon Termination or Change in Control
As noted under "Compensation Discussion & Analysis - Post-Termination Compensation" set forth in this Proxy Statement, we have entered into employment agreements with each of our NEOs that provide for payments in connection with such NEOs termination, whether in connection with a change in control or otherwise. The benefits to be provided to the current NEOs under the employment agreements upon various termination situations are described below, including a summary of payments that would have been required had a termination taken place on September 30, 2020.
Payments Made Upon Termination
The NEO's rights upon termination of his or her employment depend upon the circumstances of the termination. Central to an understanding of the rights of each NEO under the employment agreements is an understanding of the definitions of 'Cause' and 'Good Reason' that are used in those agreements. For purposes of the employment agreements:
•The Company has Cause to terminate the NEO if the NEO has engaged in any of a list of specified activities, including refusing to perform duties consistent with the scope and nature of his or her position, committing an act of gross negligence or willful misconduct resulting in or potentially resulting in economic loss or damage to the Company's reputation, conviction of a felony or other actions specified in the definition.
•The NEO may elect to terminate his or her employment for Good Reason (and thereby gain access to the benefits described below) if the Company (i) materially reduces the NEO's duties and responsibilities; (ii) transfers the NEO's primary work site to a new location that is more than 50 miles from that in effect immediately prior to such transfer; (iii) diminishes the NEO's base salary by more than 10% unless such diminution applies to all other senior executives or (iv) materially breaches the agreement.
The employment agreements require, as precondition to the receipt of the payments described below, that the NEO sign a standard form of release in which he or she waives all claims that he or she might have against us and certain associated individuals and entities. The employment agreements also include non-compete and non-solicit provisions that would apply for one year following the termination of employment, and confidentiality and non-disparagement provisions that will apply indefinitely following termination.
Payment Obligations for Termination with Cause. If an NEO is terminated for Cause, he or she is entitled to receive amounts earned during the term of employment. Such amounts include (i) unpaid base salary through the date of termination; (ii) accrued but unused paid time off ("PTO") and (iii) reimbursements of properly submitted business expenses.
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Payment Obligations Upon Death, Disability or Retirement. In the event of death, disability or retirement:
•Each NEO will be entitled to receive (i) unpaid base salary through the date of termination; (ii) accrued but unused paid time off; (iii) reimbursements of properly submitted business expenses and (iv) Earned Bonus and Prorated Bonus as defined in the Agreement. Such payments will be made no later than 60 days following the termination date under our current policies.
•In the case of termination due to permanent disability, the Company will continue to pay 100% of the NEO's then-current base salary for a period of 90 days following such termination.
•In the case of death, each NEO will immediately vest in all outstanding awards under the Company's incentive plans.
•In the case of disability or retirement (if eligibility is met), outstanding LTI awards will continue vesting on the vesting date(s) specified in the applicable award agreement, as if employment had not terminated and subject to continued compliance with the restrictive covenants within the Agreement.
Payment Obligations for Termination Without Cause or for Good Reason. In the event of termination without Cause or for Good Reason of an NEO, such NEO is entitled to the following amounts:
•the payment of (i) unpaid base salary; (ii) accrued but unused paid time off; (iii) reimbursements of business expenses will be made within 30 days of termination and (iv) all other accrued and vested benefits;
•the payment of Earned Bonus and Prorated Bonus will be made at the time that such bonus would have otherwise been paid had employment not been terminated;
•the cash severance payment equal to two times current salary and current target STI Plan bonus opportunity will be paid in 26 payments following termination date on the regular payment dates in accordance with normal payroll practices, subject to any adjustments in payroll cycles;
•at the Company's election (i) the continuation of benefits under the Company's group health insurance, vision and dental plans at the level provided immediately prior to termination date through the two-year anniversary date of such termination date for Messrs. Borrecco and Yose and through the one-year anniversary date for Messrs. Chapman and Bass and Ms. Knieriem, at which time the NEO may be eligible to elect to continue health care and dental coverage under COBRA, or (ii) the payment to the NEO of a lump-sum cash payment equal to 12 times the monthly COBRA cost of continued health and medical coverage for as applicable, his or her covered spouse and/or dependents at the level provided immediately prior to the termination date, with such payment grossed up for applicable taxes; and
•the continued vesting of outstanding awards under the LTI Plan on the vesting date(s) specified in the applicable award agreement, as if employment had not terminated and subject to continued compliance with the restrictive covenants within the agreement.
Payment Obligations for Termination Without Cause or for Good Reason Following a Change in Control. In the event of termination without Cause of an NEO or by an NEO for Good Reason within 24 months of a change in control, such NEO shall be entitled to the same payments and items described above under "Payment Obligations for Termination Without Cause or for Good Reason" and will be paid on a date that is no later than 60 days following the termination date. Additionally:
•the severance payment will be paid in a lump-sum (instead of in installments) and equal to two times the sum of current base salary plus current target STI Plan bonus opportunity; and
•in lieu of the continuation of benefits under the Company's group health insurance, vision and dental plans, a lump-sum cash payment equal to 24 times the monthly COBRA costs of continued health and medical coverage for Messrs. Borrecco and Yose and, as applicable, covered spouse and/or dependents at the level provided immediately prior to termination, with such payment grossed up for applicable taxes.

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The table below shows potential payments to current NEOs if terminated upon death, disability or retirement, for Cause, without Cause or for Good Reason or without Cause or for Good Reason in connection with a change in control. The amounts shown assume that termination was effective as of September 30, 2020, and are estimates of the amounts that would be paid to the NEOs upon termination. All equity awards have been calculated using the closing stock price of the Company's Common Stock on September 30, 2020 of $12.45, as reported on NYSE. The actual amounts to be paid can only be determined at the actual time of an NEO's termination.

Name	Type of Payment	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause ($)	Termination for Cause ($)	Termination in Connection with a Change-in-Control ($)
Mark Borrecco	Compensation:
	Unpaid Base Salary (1)	$21,538	$21,538	$21,538	$21,538	$21,538	$21,538
	Accrued but unused PTO (2)	16,928	16,928	16,928	16,928	16,928	16,928
	Short-Term Incentive (3)	—	—	—	—	—	—
	90 day salary continuation (4)	—	161,538	—	—	—	—
	Severance Pay (5)	—	—	—	1,295,000	—	2,590,000
	Value of Unvested and Accelerated Equity (6):
	Restricted Share Units	200,806	200,806	—	200,806	—	200,806
	Performance Share Units (7)	200,806	244,979	—	244,979	—	200,806
	Benefits and Perquisites:
	Benefit Continuation (8)	—	—	—	24,692	—	24,692
	Tax Gross up on Benefits and Perquisites (9)	—	—	—	7,948	—	7,948
	TOTAL	$440,078	$645,789	$38,466	$1,811,891	$38,466	$3,062,718
Peter Chapman	Compensation:
	Unpaid Base Salary (1)	$13,077	$13,077	$13,077	$13,077	$13,077	$13,077
	Accrued but unused PTO (2)	18,832	18,832	18,832	18,832	18,832	18,832
	Short-Term Incentive (3)	57,375	57,375	—	57,375	—	57,375
	90 day salary continuation (4)	—	98,077	—	—	—	—
	Severance Pay (5)	—	—	—	680,000	—	1,360,000
	Value of Unvested and Accelerated Equity (6):
	Restricted Share Units	319,766	319,766	—	319,766	—	319,766
	Performance Share Units (7)	146,500	110,282	—	110,282	—	146,500
	Benefits and Perquisites:
	Benefit Continuation (8)	—	—	—	16,471	—	32,943
	Tax Gross up on Benefits and Perquisites (9)	—	—	—	5,302	—	10,604
	TOTAL	$555,550	$617,409	$31,909	$1,221,105	$31,909	$1,959,097
Doug Bass	Compensation:
	Unpaid Base Salary (1)	$12,308	$12,308	$12,308	$12,308	$12,308	$12,308
	Accrued but unused PTO (2)	13,878	13,878	13,878	13,878	13,878	13,878
	Short-Term Incentive (3)	36,000	36,000	—	36,000	—	36,000
	90 day salary continuation (4)	—	92,308	—	—	—	—
	Severance Pay (5)	—	—	—	560,000	—	1,120,000
	Value of Unvested and Accelerated Equity (6):
	Restricted Share Units	113,196	113,196	—	113,196	—	113,196
	Performance Share Units (7)	144,669	92,654	—	92,654	—	144,669
	Benefits and Perquisites:
	Benefit Continuation (8)	—	—	—	16,593	—	33,186
	Tax Gross up on Benefits and Perquisites (9)	—	—	—	7,230	—	14,461
	TOTAL	$320,051	$360,344	$26,186	$851,859	$26,186	$1,487,698
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Name	Type of Payment	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause ($)	Termination for Cause ($)	Termination in Connection with a Change-in-Control ($)
Karlyn Knieriem	Compensation:
	Unpaid Base Salary (1)	$9,692	$9,692	$9,692	$9,692	$9,692	$9,692
	Accrued but unused PTO (2)	13,045	13,045	13,045	13,045	13,045	13,045
	Short-Term Incentive (3)	31,894	31,894	—	31,894	—	31,894
	90 day salary continuation (4)	—	72,692	—	—	—	—
	Severance Pay (5)	—	—	—	456,750	—	913,500
	Value of Unvested and Accelerated Equity (6):
	Restricted Share Units	46,563	46,563	—	46,563	—	46,563
	Performance Share Units (7)	49,028	42,131	—	42,131	—	49,028
	Benefits and Perquisites:
	Benefit Continuation (8)	—	—	—	24,170	—	48,340
	Tax Gross up on Benefits and Perquisites (9)	—	—	—	10,041	—	20,082
	TOTAL	$150,222	$216,017	$22,737	$634,286	$22,737	$1,132,144
Steve Yose	Compensation:
	Unpaid Base Salary (1)	$11,538	$11,538	$11,538	$11,538	$11,538	$11,538
	Accrued but unused PTO (2)	9,859	9,859	9,859	9,859	9,859	9,859
	Short-Term Incentive (3)	—	—	—	—	—	—
	90 day salary continuation (4)	—	86,538	—	—	—	—
	Severance Pay (5)	—	—	—	562,500	—	1,125,000
	Value of Unvested and Accelerated Equity (6):
	Restricted Share Units	139,452	139,452	—	139,452	—	139,452
	Performance Share Units (7)	139,452	170,129	—	170,129	—	139,452
	Benefits and Perquisites:
	Benefit Continuation (8)	—	—	—	15,965	—	15,965
	Tax Gross up on Benefits and Perquisites (9)	—	—	—	6,957	—	6,957
	TOTAL	$300,301	$417,516	$21,397	$916,400	$21,397	$1,448,223
(1)    For all types of termination listed above, each NEO would be entitled to receive base salary through the termination date and reimbursement of any business expenses. For each NEO, this amount as of September 30, 2020 is equivalent to eight days of pay due to the fiscal year payroll cycle.
(2)    For all types of termination listed above, each NEO would be entitled to receive payment for any accrued but unused PTO. For each NEO, the amount was determined as of September 30, 2020.
(3)    If employment terminates as a result of death, disability or following a change in control, each NEO will be paid their earned but unpaid STI payment. For fiscal year 2020 and based on their date of employment, Messrs. Borrecco and Yose did not earn an incentive award.
In the case of termination as a result of retirement, as defined in the STI Plan, the NEO will be paid for earned but unpaid STI payment. Each of our NEOs did not meet the age and/or length of service requirement for retirement, as defined in the Omnibus Incentive Plan as of September 30, 2020, and therefore would forfeit such STI payment.
In the case of termination without Cause or For Good Reason, each NEO will be paid their earned but unpaid STI payment per their applicable employment agreements.
In the case of a termination for Cause, any such STI payment is forfeited.
(4)    If employment terminates as a result of a disability, each NEO will continue to be paid at 100% of his or her base salary for a period of 90 days following such termination.
(5)    In the event of a termination without Cause or for Good Reason, each NEO would be eligible to receive a cash severance payment equal to one times the sum of their base salary plus STI target paid in 26 equal installments following termination.
In the event of a termination following a change in control, each NEO would be eligible for a lump-sum severance payment equal to two times the sum of their base salary plus STI target.
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6)    In the event of termination as a result of death or following a change in control, for each NEO, all outstanding equity awards under the Omnibus Incentive Plan would immediately vest as of the date of such termination or the date of such change in control. If the award is a performance based award, vesting would occur at target.
In the event of termination as a result of disability or retirement, as defined in the Omnibus Incentive Plan, all outstanding equity awards would remain outstanding and vest on the applicable vesting date as if the NEO had remained employed through the applicable vesting date. Each of our NEOs did not meet the age and/or length of service requirement for retirement, as defined in the Omnibus Incentive Plan, in order to qualify for vesting on his or her outstanding share units.
In the event of a termination without Cause or For Good Reason, for each NEO, all outstanding equity awards would remain outstanding and vest on the applicable vesting date as if the NEO had remained employed through the applicable vesting date per their employment agreements.
In the event of a termination for Cause, for each NEO, all outstanding equity awards under the Omnibus Incentive Plan would be forfeited.
For more information on the amounts included in this line, see the tables under "2020 Outstanding Equity Awards at Fiscal Year-End Table".
(7)    For PSU awards, payments upon termination as a result of death or change in control were calculated at target level and payments upon termination as a result of disability, retirement or termination without Cause were calculated based upon the Company's performance as of September 30, 2020 for each award.
(8)    In the event of a termination without Cause or for Good Reason, each NEO would receive a lump-sum cash payment equal to 12 times the monthly COBRA cost of continued health, vision and dental coverage. Alternatively, the Company may elect to provide continuation of coverage through the second anniversary of such termination for Messrs. Borrecco and Yose or through the first anniversary of such termination for Messrs. Chapman, Bass and Ms. Knieriem.
In the event of a termination following a change in control, Messrs. Chapman and Bass and Ms. Knieriem would receive a lump-sum cash payment equal to 24 times the monthly COBRA cost of continued health, vision and dental coverage and 12 times for Messrs. Borrecco and Yose.
(9)    As prescribed in the respective employment agreements and change in control agreement, each NEO's lump-sum payments for continued benefit coverage would be grossed up for applicable taxes. Such calculation of the tax gross-up in the above table is based upon a 22% federal income tax rate, 2.35% Medicare tax rate and, for Messrs. Bass and Yose, a state income tax rate of 6% and for Ms. Kniereim a state income tax rate of 5%. Additionally, it was assumed that the social security wage base limit was met for all NEOs.
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Mr. Borrecco, our Chief Executive Officer. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2020:
•The median of the annual total compensation of all of our employees, other than Mr. Borrecco, was $52,425;
•Mr. Borrecco's annualized total compensation was $1,411,007 (Mr. Borrecco's employment commenced on March 9, 2020); and
•Based on this information, the ratio of the annual total compensation of Mr. Borrecco to the median of the annual total compensation of all employees is estimated to be 27 to 1.
We selected September 30, 2020 as the date on which to determine our median employee. For purposes of determining our median employee, we considered the gross taxable wages paid during fiscal year 2020, other than to Mr. Borrecco. For employees that commenced employment with the Company after October 1, 2019, we annualized their compensation. We then ranked the gross taxable wages of all employees, except for Mr. Borrecco, in a range from lowest to highest and selected the employee whose gross taxable wages represented the median of the range as our "median employee". In determining the annual total compensation of the median employee, such employee's compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules. This calculation is the same calculation used to determine annual total compensation for purposes of the Summary Compensation Table with respect to each of the NEOs.
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Director Compensation

The following table provides information concerning the compensation of each non-employee director for service on our Board and Board committees in fiscal year 2020. Directors who are employed by the Company or the Bank did not receive, and will not receive, any compensation for their services as directors.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
James Brannen (3)	$77,250	$60,000	$137,250
Frances Grieb	69,000	60,000	129,000
Thomas Henning (3)	82,250	60,000	142,250
James Israel	56,000	60,000	116,000
Stephen Lacy	59,000	60,000	119,000
Daniel Rykhus	66,000	60,000	126,000
James Spies	64,000	60,000	124,000
(1)    The amounts in this column were paid for service through September 30, 2020.
(2)    Amounts reflect the aggregate value of Company equity-based awards comprised of restricted share units issued to the non-employee directors on November 29, 2019, valued at the closing price of a share of the Company's Common Stock on the grant date, which was $34.37 per share.
(3)    During fiscal year 2020, Mr. Henning served as Lead Independent Director from October 2019 through April 2020 at which time Mr. Karels resigned from the Board and his position as Board Chairperson and Mr. Brannen was appointed to serve as the Independent Board Chairperson.
The Board has adopted a directors' compensation program that provides the following compensation for non-employee members of our Board:
(1)    Represents compensation that would be paid should the Company appoint an Independent Chairperson. During fiscal year 2020, Mr. Karels, former President and CEO of the Company and the Bank, served as the Board Chairperson from October 2019 through April 2020 at which time he resigned from the Board. The Board appointed Mr. Brannen to serve as the Independent Board Chairperson in April 2020.
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(2)    In the event the Chairperson is not an independent director, the Board will appoint a Lead Independent Director. During fiscal year 2020, Mr. Henning served as Lead Independent Director from October 2019 through April 2020 at which time Mr. Karels resigned from the Board and his position as Board Chairperson and Mr. Brannen was appointed to serve as the Independent Board Chairperson.
We also reimburse all directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including without limitation travel expenses in connection with their attendance in-person at Board and committee meetings.
Use of Compensation Consultants
The Compensation Committee's charter authorizes it to retain advisors, including compensation consultants, to assist it in its work. The Compensation Committee believes that compensation consultants can provide important market information and perspectives that can help it determine compensation programs that best meet the objectives of our compensation policies. In selecting a consultant, the Committee evaluates the independence of the firm as a whole and of the individual advisors who will be working with the Committee. During fiscal year 2020, the Compensation Committee did not engage a compensation consultant.
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Proposal No. 2 - Advisory Vote to Approve Executive Compensation

Background of the Proposal
Pursuant to the requirements commonly referred to as "Say-on-Pay" rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and Section 14A of the Exchange Act, which became applicable to the Company in 2016, we are asking our stockholders to vote to approve, on an advisory (non-binding basis), the compensation of our NEOs as disclosed in this Proxy Statement. At our Annual Meeting in 2017, the Board recommended and our stockholders approved on an advisory basis holding a "Say-on-Pay" vote on an annual basis.
The Company believes that, consistent with sound corporate governance principles, it is appropriate to seek the views of the stockholders on the design and effectiveness of the Company's executive compensation program on an annual basis. At our Annual Meeting held in 2020, more than 98% of the votes cast were voted to approve the compensation paid to our NEOs. We believe these results confirmed our approach to executive compensation. Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of the stockholders and will consider the outcome of this "Say-on-Pay" vote when evaluating our compensation philosophy, policies and practices.
Executive Compensation
The Company believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay-for-performance and are strongly aligned with the long-term interests of our stockholders. As more fully set forth under "Executive Compensation - Compensation Discussion & Analysis", the Compensation Committee has taken a number of actions in recent years to strengthen the Company's compensation philosophy and objectives. The Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.
Stockholders are encouraged to carefully review the "Executive Compensation - Compensation Discussion & Analysis" section of this Proxy Statement for a detailed discussion of the Company's executive compensation program. While this stockholder vote is advisory and will not be binding on the Board and the Compensation Committee, outcome of the vote will be taken into consideration with respect to future executive compensation arrangements.
The Board has authorized a stockholder vote on the Company's fiscal year 2020 executive compensation as reflected in the Compensation Discussion & Analysis, including the disclosures regarding NEO compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other compensation information provided in this Proxy Statement. This proposal, commonly known as a "Say-on-Pay" proposal, gives the Company's stockholders the opportunity to endorse or not endorse the Company's executive compensation program and policies through the following resolution:
RESOLVED, that the stockholders of Great Western Bancorp, Inc., approve, on a non-binding advisory basis, the fiscal year 2020 compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the compensation tables and narrative discussion in this Proxy Statement for the 2021 Annual Meeting of Stockholders.
Required Vote
This vote is an advisory vote only, and therefore it will not bind the Company or our Board. However, the Board and the Compensation Committee will consider the voting results as appropriate when considering future executive compensation arrangements. The approval of the non-binding advisory resolution approving the compensation of our NEOs described in this Proxy Statement requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on whether the proposal passes.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY RESOLUTION APPROVING THE FISCAL YEAR 2020 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.
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Proposal No. 3 - Approval of an Amendment to the Company's 2014 Omnibus Incentive Plan

Overview
On October 20, 2020, our Board unanimously approved, subject to stockholder approval, an amendment to our 2014 Omnibus Incentive Compensation Plan (the “2014 Plan”) to increase the maximum number of shares of our Common Stock that may be issued under the 2014 Plan by 1,250,000 shares from 1,375,889 to 2,625,889 shares (the “Plan Increase”). As of December 7, 2020, there were 89,874 shares available for future awards under the 2014 Plan.
The 2014 Plan was adopted, with stockholder approval, in October 2014. The purpose of the 2014 Plan is to assist the Company in attracting, retaining and motivating key employees and prospective employees whose skills and performance are critical to our success. The 2014 Plan is intended to advance the best interests of the Company by providing the Compensation Committee with the flexibility to design and grant a variety of types of equity awards and to fashion incentive awards in the manner it deems to be most advantageous to the growth of the Company, promote ownership of Company equity and align the interests of such persons with the interests of our stockholders. On February 22, 2018, our Stockholders approved an amendment to the 2014 Plan to increase the number of authorized shares from 813,889 to 1,375,889.
Our Board believes that the Plan Increase is essential to our success and to motivate our executives and employees to strive to enhance our growth and profitability. The markets in which we operate are highly competitive for talent at all levels of our organization. Equity compensation is a critical component of our compensation program to attract and retain talent and is consistent with our pay-for-performance philosophy. We believe that the equity awards provided to employees, and the potential these awards hold for appreciation through an increase in our stock price, provide further incentive to our employees to focus on creating long-term stockholder value. The amendment was adopted by our Board following a review of future share needs given the projected growth of the Company and the potential future hiring of managerial talent.
The following table shows the total number of awards granted during each fiscal year since inception of the 2014 Plan to employees and in connection with attracting new employees.

Fiscal Year	Grants
2015	340,308	(1)
2016	141,322
2017	119,441	(2)
2018	137,369	(3)
2019	166,394	(4)
2020	220,612	(5)
2021	241,139	(6)
	1,366,585
Forfeitures	(80,570)	(7)
Total	1,286,015
(1)    Includes one-time grants of 148,786 performance awards in connection with our Initial Public Offering (the “IPO Grants”).
(2)    Includes 32,212 additional shares issued in connection with the IPO Grants based upon attainment of performance metrics at 126.3% of target and 24,270 additional share units from the 2014 performance based awards upon attainment of performance metrics at 141% of target.
(3)    Includes 19,397 additional shares issued in connection with the 2015 performance based awards upon attainment of performance metrics at 148% of target.
(4)    Includes 17,601 additional shares issued in connection with the 2016 performance based awards upon attainment of performance metrics at 147% of target.
(5)    The 2017 performance award did not achieve vesting over 100% so no additional shares were issued.
(6)    Represents awards granted through December 7, 2020.
(7)    Represents shares that were awarded and subsequently forfeited and available for future grants.
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We have been judicious in granting awards under the 2014 Plan and have remained sensitive to minimizing the impact of potential dilution that such awards could have on our stockholders. We currently anticipate that future awards will remain similar in amounts to those from the prior three years, although increases in the number of employees receiving awards, the amount of such awards and the value of our Common Stock could affect the number of shares subject to such future awards. If future awards remain similar to historical amounts, with potential increases as discussed above, the Company expects that the remaining shares together with the additional shares authorized by the Plan Increase will last at least three years through fiscal year 2024.
The Board believes this amendment is necessary to enable the Company to remain competitive with its peers in compensation practices and thereby attract and retain quality employees. If the Plan Increase is not approved by our stockholders, we will become reliant on cash-settled awards as our sole method of incentive-based compensation once awards are granted with respect to the shares currently remaining available for issuance under the 2014 Plan. We believe this would not be in our stockholders’ best interests as it would remove incentives aligning our executives and employees with stockholders to create long-term stockholder value. Therefore, the Board urges you to vote to approve the Plan Increase.
Key Features of the 2014 Plan and Compensation Practices to Protest Stockholders
•Independent Plan Administrator. The 2014 Plan is administered by the Compensation Committee, which is comprised of “independent directors” under Section 303A.02 of the NYSE Listed Company Manual and the definition of “non-employee director” under SEC Rule 16b-3;
•No Repricing of Options or Stock Appreciation Rights. The 2014 Plan does not allow reducing the exercise price of stock options or the exercise price of stock appreciation rights (“SAR”) granted under the 2014 Plan, including through amendment, cancellation in exchange for the grant of a substitute award or repurchase for cash or other consideration without stockholder approval;
•No Discounted Awards. The exercise price per share of stock under an option or SAR award must be not less than the fair market value of the Common Stock of the Company on the date of grant;
•No “Evergreen” Provision. The 2014 Plan authorizes a fixed number of shares available for grant and does not contain an “evergreen” provision, meaning that shares tendered by a grantee or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation with respect to an award are not available for future awards;
•Dividends or Dividend Equivalents. Dividends and dividend equivalents with respect to time and/or performance-based awards may accrue during the vesting period;
•No Hedging. The 2014 Plan provides for forfeiture of any award which is hedged in any manner; and
•Section 162(m). Awards may (but need not) be structured to qualify as “performance based” under Section 162(m) of the Code.
Summary of the 2014 Plan
The following summary of the 2014 Plan is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached hereto as Appendix A.
Shares Available for Awards
The total number of shares available under the 2014 Plan will be increased by the Plan Increase from 1,375,889 shares to 2,625,889 shares, an increase of 1,250,000 shares. Shares which are subject to awards that are forfeited, expire or settled in cash are available for future awards under the 2014 Plan. The following types of shares under the 2014 Plan are not available for the grant of new awards under the 2014 Plan: (i) shares withheld to satisfy any tax withholding obligation and (ii) shares tendered to, or withheld by, us to pay the exercise price of an option. The payment of dividend equivalent rights in cash in conjunction with any outstanding awards are not counted against the shares available for issuance under the 2014 Plan.
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The following table shows the numbers of shares of our Common Stock underlying awards that have been granted or are available for future awards as of December 7, 2020 under the 2014 Plan pre and post amendment.

CATEGORY	SHARES
Authorized Shares under the 2014 Plan (pre-amendment)	1,375,889
Shares Awarded and Vested under the 2014 Plan	(803,967)
Shares Subject to Outstanding Awards under the 2014 Plan (not vested)	(482,048)

Shares Available for Future Awards under the 2014 Plan (pre-amendment)	89,874

New Shares to be Authorized per Plan Increase	1,250,000
Shares Available for Future Awards under the 2014 Plan (post-amendment)	1,339,874

Authorized Shares under the 2014 Plan (post-amendment)	2,625,889
The aggregate number of shares of our Common Stock that may be granted to any employee during a fiscal year in the form of awards (other than stock options and SARs) that comply with Section 162(m) of the Code, may not exceed 1,000,000 shares. The maximum number of shares of our Common Stock that may be granted to any single individual during a fiscal year in the form of stock options may not exceed 1,000,000 shares. The maximum number of shares of our Common Stock that may be granted to any single individual during a fiscal year in the form of SARs may not exceed 1,000,000 shares.
Although the Company has the authority under the 2014 Plan to grant stock options and/or SARs, to date the Company has not issued any such awards. The Company may in the future determine to grant SARs and/or options.
Securities Authorized for Issuance under Equity Compensation Plans
The following table provides the number of securities authorized for issuance under the Company’s equity compensation plans as of September 30, 2020. Our plans consist of the Great Western Bancorp, Inc. 2014 Omnibus Incentive Compensation Plan and the Great Western Bancorp, Inc. 2014 Non-Employee Director Plan, both of which were approved by our Board of Directors on October 8, 2014 and subsequently approved by National Americas Holdings LLC, our sole stockholder at that time, on October 10, 2014. Subsequently on February 22, 2018, our stockholders approved an amendment to each of our equity compensation plans increasing the number of authorized shares available for future grants.

	Number of securities to be issued upon exercise of outstanding restricted and performance based stock compensation (a)	Weighted average exercise price of outstanding restricted and performance based stock compensation (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	423,673	$33.09	360,130
Equity compensation plans not approved by security holders	—	—	—
Total	423,673	$33.09	360,130
Administration
The 2014 Plan is administered by the Compensation Committee. Subject to the terms of the 2014 Plan, the Compensation Committee determines which employees and consultants receive awards under the 2014 Plan, the dates of grant, the number and types of awards to be granted, the exercise or purchase price of each award, and the terms and conditions of the awards, including the period of their exercisability and vesting and the fair market value applicable to a stock award.
In addition, the Compensation Committee has the authority to determine whether any award may be settled in cash, shares of our Common Stock, other securities, or other awards or property. The Compensation Committee has the authority to interpret the 2014 Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2014 Plan or any awards granted under the 2014 Plan as it deems to be appropriate. The Compensation Committee may also delegate any of its powers, responsibilities or duties to any person who is not a member of the Compensation Committee or any administrative group within the Company. Our Board of Directors may also grant awards or administer the 2014 Plan.
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Conditions on Awards
All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to certain limitations provided in the 2014 Plan. Each award granted under the 2014 Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions. To the extent necessary to do so, in the case of any conflict or potential inconsistency between the 2014 Plan and a provision of any award or award agreement with respect to an award, the 2014 Plan will govern.
The Compensation Committee may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on awards upon the attainment of performance goals, continuation of service, or any other term or conditions. If performance goals are established by the Compensation Committee in connection with the grant of an award, they will be based upon performance criteria which may include one or more of the following (“Performance Criteria”): measures of efficiency (including operating efficiency, productivity ratios or other similar measures); measures of achievement of expense targets, costs reductions, working capital, cash levels or general expense ratios; asset growth; earnings per share; enterprise value or value creation targets; combined net worth; debt to equity ratio; revenue sales, net revenues or net sales measures; gross profit or operating profit measures (before or after taxes); investment performance; income or operating income measures (with or without investment income or income taxes, before or after risk adjustment, or other similar measures); cash flow; margin; net income (before or after taxes); earnings before interest, taxes, depreciation and/or amortization; return measures (including return on capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, assets or net assets or total stockholder return or similar measures); market share measures; measures of balance sheet achievements (including debt reductions, leverage ratios or other similar measures) and increase in the fair market value of the Company’s Common Stock. The vesting conditions placed on any award need not be the same with respect to each grantee and the Compensation Committee will have the sole discretion to amend any outstanding award to accelerate or waive any or all restrictions, vesting provisions or conditions set forth in the award agreement. Any of the above criteria may be used with or without adjustment for extraordinary items or nonrecurring items and may be measured in absolute terms or relative to historic performance or the performance of other companies or an index, and to the extent permitted under Section 162(m) of the Code (taking into account any transition relief available thereunder), the Compensation Committee may provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the Performance Criteria for one or more of the items of gain, loss, profit or expense.
Since its adoption, the Compensation Committee has established vesting requirements with respect to all awards granted under the 2014 Plan. All restricted stock unit awards have a three-year vesting schedule based on continued service, one-third of which vest each year; all performance share unit awards that have been granted vest based upon achievement of three-year performance metrics; and all short term incentive compensation deferrals in the form of equity have had a minimum of one-year vesting. While the Compensation Committee is not required to make future grants subject to vesting requirements, it believes at this time that such vesting requirements are best practice to incentivize employees and align their interests with those of our stockholders.
Types of Awards
The 2014 Plan provides for the grant of stock options intended to meet the requirements of “incentive stock options” under Section 422 of the Code as well as “non-qualified stock options” that do not meet such requirements, SARs, restricted stock, restricted stock units, dividend equivalent rights and other equity based, equity related or cash based awards (including performance based awards). Incentive stock options may be granted only to employees. All other awards may be granted to employees and consultants. Our non-employee directors are not permitted to participate in the 2014 Plan.
Stock Options. An award of a stock option gives a grantee the right to purchase a certain number of shares of our Common Stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our Common Stock on the grant date. The term of a stock option may not exceed 10 years from the date of grant. Incentive stock options may only be granted from a plan that has been approved by our stockholders and will be exercisable in any fiscal year only to the extent that the aggregate fair market value of our Common Stock with respect to which the incentive stock options are exercisable for the first time does not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant. The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our Common Stock, (iii) a net exercise of the stock option, (iv) other legal consideration approved by the Company and permitted by applicable law and (v) any combination of the foregoing.
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SARs. A SAR entitles the grantee to receive an amount equal to the difference between the fair market value of our Common Stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our Common Stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a grantee upon the exercise of a SAR may be either in cash or shares of our Common Stock as determined by the Compensation Committee.
Restricted Stock. A restricted stock award is an award of outstanding shares of our Common Stock that does not vest until a specified period of time has elapsed, or other vesting conditions have been satisfied as determined by the Compensation Committee, and which will be forfeited if the conditions to vesting are not met. The Compensation Committee will issue a certificate in respect to the shares of restricted stock, registered in the name of the grantee, and the Company may hold the certificate until the restrictions upon the award have lapsed. During the period that any restrictions apply, the transfer of stock awards is generally prohibited. Grantees have full voting rights with respect to their restricted shares. All dividend payments will be retained by the Company for the account of the relevant grantee during the vesting period. Such dividend payments will revert back to the Company if the restricted share upon which such dividends were paid reverts back to the Company. Upon vesting of the restricted share, any dividend payments will be paid to the grantee (without interest).
Restricted Stock Units (“RSUs”). A restricted stock unit is an unfunded and unsecured obligation to issue a share of Common Stock (or an equivalent cash amount) to the grantee in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash or shares of our Common Stock as determined by the Compensation Committee. In the event of termination of employment or service before the RSU award or part thereof has vested, the unvested part of the award will be forfeited, except as may be provided by the Compensation Committee. In granting past RSU’s, the Compensation Committee has determined to accrue dividends on granted RSUs and to pay the accrued dividends upon vesting of the RSUs.
Dividend Equivalents. Dividend equivalent rights entitle the grantee to receive amounts equal to all or any of the ordinary cash dividends that are paid on the shares underlying a grant while the grant is outstanding. Dividend equivalent rights may be paid in cash, in shares of our Common Stock or in another form. The Compensation Committee determines whether dividend equivalent rights will be conditioned upon the vesting or payment of the grant to which they relate and the other terms and conditions of the grant.
Other Stock-Based or Cash-Based Awards. Under the 2014 Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based awards subject to such terms and conditions that the Compensation Committee may determine. Such awards may include the grant or offer for sale of unrestricted shares of our Common Stock, performance share awards, and performance units settled in cash.
Performance-Based Awards. At the discretion of the Compensation Committee, other stock-based or cash-based awards may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (taking into account any transition relief available thereunder). In such event, the performance-based award will be determined based on the attainment of written objective performance goals based on one or more of the Performance Criteria, and may be measured in absolute terms or relative to historic performance or the performance of other companies or an index. The performance goal(s) must be approved by the Compensation Committee for a performance period established by the Compensation Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. When setting performance goals, the Compensation Committee will also prescribe a formula to determine the amount of the performance-based award that may be payable upon the level of attainment of the performance goals during the performance period. Following the completion of each performance period, the Compensation Committee will have the sole discretion to determine whether the applicable performance goals have been met with respect to each individual, and if they have, will certify the amount of the applicable performance-based award. In granting past performance based awards, the Compensation Committee has determined to accrue dividends on such awards and to pay the accrued dividends upon vesting.
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Change in Control
Unless the Compensation Committee determines otherwise, or as otherwise provided in the applicable award agreement, if a participant’s employment is terminated by us without “cause” (as defined in the 2014 Plan) or the participant resigns his or her employment for “good reason” (as defined in the 2014 Plan), in either case, on or within two years after a “change in control” (as defined in the 2014 Plan), (i) all outstanding awards will become fully vested (including lapsing of all restrictions and conditions), and, as applicable, exercisable, (ii) any outstanding performance-based awards will be deemed earned at target level with respect to all open performance periods and (iii) any shares deliverable pursuant to restricted stock units will be delivered promptly following the termination. In the event of a change in control, the Compensation Committee may also (i) provide for the assumption of or the issuance of substitute awards, (ii) provide that for a period of at least 20 days prior to the change in control, stock options or SARs that would not otherwise become exercisable prior to a change in control will be exercisable as to all shares of Common Stock, as the case may be, subject thereto and that any stock options or SARs not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control, (iii) modify the terms of such awards to add events or conditions (including the termination of employment within a specified period after a change in control) upon which the vesting of such awards will accelerate, (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Compensation Committee) after closing or (v) settle awards for an amount (as determined in the sole discretion of the Compensation Committee) of cash or securities (in the case of stock options and SARs that are settled in cash, the amount paid will be equal to the in-the-money spread value, if any, of such awards). In very general terms, a Change in Control is deemed to occur (1) when a majority of our Board no longer consists of persons who are currently directors; (2) upon the acquisition of beneficial ownership, directly or indirectly, of 30% or more of the voting power of the Company by any person or group; (3) upon the consummation of a merger or consolidation of the Company with another entity if stockholders of the Company fail to beneficially own, directly or indirectly, 50% or more of the voting power of the surviving entity; (4) upon the acquisition of substantially all the assets of the Company or the Bank; or (5) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.
Adjustments
In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will make adjustments as it deems appropriate in (i) the maximum number of shares of our Common Stock reserved for issuance as grants, (ii) the maximum number of stock options and SARs that any individual participating in the 2014 Plan may be granted in any fiscal year, (iii) the number and kind of shares covered by outstanding grants, (iv) the kind of shares that may be issued under the 2014 Plan and (v) the terms of any outstanding stock awards, including exercise or strike price, if applicable.
Amendment and Termination
Our Board or the Compensation Committee may amend or terminate the 2014 Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our stockholders must approve any amendment if their approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the 2014 Plan will terminate on the day immediately preceding the tenth anniversary of the date on which our stockholder approved the 2014 Plan, but any outstanding award will remain in effect until the underlying shares are delivered or the award lapses.
Clawback/Recapture Policy
Awards under the 2014 Plan to our executive officers and such other senior executives or employees who may from time to time be deemed subject to the Clawback Policy by the Board are subject to the Company’s Clawback Policy.
Limits on Golden Parachute Payments
Under the 2014 Plan, the Company is not required to make any payment or grant any award under the 2014 Plan or any award agreement that would otherwise be a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act.
Section 409A
All awards under the 2014 Plan that are intended to be deferred compensation under Code Section 409A are to be interpreted, administered and construed to comply with Section 409A of the Code and all awards made under the Plan that are intended to be exempt from Section 409A of the Code are to be interpreted, administered and construed to comply with and preserve such exemption.
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Awards under the Plan Increase
Because the Plan Increase will not become effective until approved by our stockholders, the Compensation Committee has not yet approved any awards under, or subject to, the Plan Increase. In addition, because awards to be granted under the Plan Increase are discretionary with the Compensation Committee, neither the number or type of future 2014 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable. For more information about incentive grants under the equity compensation plans for fiscal year 2020 please see the Grants of Plan-Based Awards Table and the Director Compensation Table found on pages 43 and 50, respectively.
Tax Consequences to the Company
As a general rule, the Company or one of its subsidiaries is entitled to a deduction for federal income tax purposes at the same time and in the same amount that an award holder recognizes ordinary income from awards under the 2014 Plan, to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction with respect to payments that are contingent upon a change in control if such payments are deemed to constitute “excess parachute payments” under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax. In addition, the Company will not be entitled to a deduction to the extent compensation in excess of $1 million is paid to any of specified executive officers named in the proxy statement who was employed by the Company at year-end, unless the compensation qualifies as “performance based” under Section 162(m) of the Code. The 2014 Plan authorizes the Compensation Committee to grant awards that qualify as “performance based,” as well as awards that do not so qualify.
Required Vote
To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions will have the same practical effect as a vote against this proposal, while broker non-votes will have no effect on the outcome of the vote on this proposal. Our executive officers have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2014 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘‘FOR’’ THE AMENDMENT TO OUR 2014 OMNIBUS INCENTIVE COMPENSATION PLAN.
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Proposal No. 4 - Approval of an Amendment to the Company's 2014 Non-Employee Director Plan

Overview
On October 20, 2020, our Board unanimously approved, subject to stockholder approval, an amendment to our 2014 Non-Employee Director Plan (the “2014 Director Plan”) to increase the maximum number of shares of our Common Stock that may be issued under the 2014 Director Plan by 90,000 shares from 121,333 to 211,333 shares (the “Director Plan Increase”). As of December 7, 2020, there were 14,889 shares available for future awards under the 2014 Director Plan.
The 2014 Director Plan was adopted, with stockholder approval, in October 2014. The purpose of the 2014 Director Plan is to assist the Company in attracting and retaining directors and prospective directors whose skills and performance are critical to our success. The 2014 Director Plan is intended to advance the best interests of the Company by providing the Compensation Committee with the flexibility to design and grant a variety of types of equity awards and to fashion incentive awards in the manner it deems to be most advantageous to the growth of the Company, promote ownership of Company equity and align the interests of our directors with the interests of our stockholders. On February 22, 2018, our Stockholders approved an amendment to the 2014 Director Plan to increase the number of authorized shares from 83,333 to 121,333.
Our Board believes that the Director Plan Increase is essential to our success and to motivate our directors to strive to enhance our growth and profitability. Equity compensation is a critical component of our compensation program to attract and retain talent. We believe that the equity awards provided to directors, and the potential these awards hold for appreciation through an increase in our stock price, provide further incentive to our directors to focus on creating long-term stockholder value. The amendment was adopted by our Board following a review of future share needs given the projected growth of the Company and to ensure the Company’s ability to retain current and attract future director candidates.
The following table shows the total number of awards granted during each fiscal year since inception of the 2014 Director Plan to our directors.

Fiscal Year	Grants
2015	18,887	(1)
2016	15,592
2017	13,928	(2)
2018	10,227
2019	11,256
2020	12,222
2021	24,332	(3)
(1)    Includes one-time grants of 6,666 performance awards in connection with our Initial Public Offering (the “Director IPO Grants”).
(2)    Includes 1,752 additional shares issued in connection with the IPO Grants based upon attainment of performance metrics at 126.3% of target.
(3)    Represents awards granted through December 7, 2020
The Board believes this amendment is necessary to enable the Company to remain competitive with its peers in compensation practices and thereby attract and retain quality directors. If the Plan Increase is not approved by our stockholders, the Company will become reliant on cash-settled awards as our sole method of incentive-based compensation for directors once awards are granted with respect to the shares currently remaining available for issuance under the 2014 Director Plan. We believe this would not be in our stockholders’ best interests as it would remove incentives aligning our directors with stockholders to create long-term stockholder value. Therefore, the Board urges you to vote to approve the Director Plan Increase.
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Key Features of the 2014 Director Plan, Compensation Practices to Protest Stockholder Interests and Description of the 2014 Director Plan
The key features, compensation practices to protect stockholder interests and description of the 2014 Director Plan are the same as the description for the 2014 Plan, except for the following key differences: (i) the shares of the Company’s Common Stock reserved and available for issuance under the 2014 Director Plan will be increased from 121,333 shares to 211,333 shares, an increase of 90,000 shares; (ii) the aggregate awards that may be granted to any single non-employee director during a fiscal year, solely with respect to his or her service as a director of the Board, may not exceed $1,000,000; (iii) there is no separate limit on the number of shares of our Common Stock that may be granted to any single individual during a fiscal year in the form of stock options or SARs; (iv) our non-employee directors and non-employee directors of our subsidiaries are the only permitted grantees in the 2014 Director Plan; (v) incentive stock options may not be granted to non-employee directors; and (vi) unless the Compensation Committee determines otherwise, in the event of a change in control, all outstanding awards will become fully vested (including lapsing of all restrictions and conditions) and, as applicable, exercisable. This description of the 2014 Director Plan is qualified in its entirety by reference to the full text of the 2014 Director Plan, which is attached hereto as Appendix B.
The following table shows the numbers of shares of our Common Stock that have been granted or are available for awards as of December 7, 2020 under the 2014 Director Plan pre and post amendment.

CATEGORY	SHARES
Authorized Shares under the 2014 Director Plan (pre-amendment)	121,333
Shares Awarded and Vested under the 2014 Director Plan	(106,444)
Shares Subject to Outstanding Awards under the 2014 Director Plan (not vested)	0

Shares Available for Future Awards under the 2014 Director Plan (pre-amendment)	14,889

New Shares to be Authorized per Director Plan Increase	90,000
Shares Available for Future Awards under the 2014 Director Plan (post-amendment)	104,889

Authorized Shares under the 2014 Director Plan (post-amendment)	211,333
While all restricted share units granted under the 2014 Director Plan vested on the grant date, the delivery date for such shares is deferred until the termination of the grantee’s service as a non-employee director, except in those limited circumstances where a director has elected to receive delivery on the one-year anniversary of the grant. In addition, the PSUs awarded to the directors under the Director IPO Grant vested upon achievement of three-year performance metrics.
Required Vote
To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions will have the same practical effect as a vote against this proposal, while broker non-votes will have no effect on the outcome of the vote on this proposal. Our directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2014 Director Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘‘FOR’’ THE AMENDMENT TO OUR 2014 NON-EMPLOYEE DIRECTOR PLAN.
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Proposal No. 5 - Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, as independent auditors for the Company for the fiscal year ended September 30, 2021. The Board and the Audit Committee recommend that stockholders ratify the appointment of Ernst & Young LLP as independent auditors for the Company. The Company’s organizational documents do not require that stockholders ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Board believes such ratification is a matter of good corporate practice. If stockholders do not ratify the appointment, the Audit Committee will reconsider its selection but may still retain Ernst & Young LLP. Ernst & Young LLP has served as the independent registered public accounting firm for the Company since 2011.
The Audit Committee annually reviews the qualifications, performance and independence of the Company's independent auditor. In conducting its review, the Audit Committee considers, among other factors, information relating to Ernst & Young LLP's professional qualifications, and that of the partners and key members of the audit team; its current and historical performance on the Company's audit including the extent, timeliness and quality of communications with the Audit Committee and the Company's management; demonstrated professional skepticism and objectivity, including fresh perspectives brought through the required periodic rotation of the lead audit partner, the quality review partner and other partners who play a significant role in the audit engagement; the depth of financial services industry expertise and its institutional knowledge and understanding of the Company's business and systems; the audit quality of Ernst & Young LLP including results of PCAOB reports, peer reviews and information provided by Ernst & Young LLP on actions taken to enhance the quality of its audit practice; and the reasonableness of the cost of the audit services and consideration of the time and expense that would be incurred by management in order to onboard a new firm.
Principal Accountant Fees
The following table presents fees billed by Ernst & Young LLP for the audit of the Company’s annual consolidated financial statements and internal control over financial reporting for the fiscal years ended September 30, 2020 and 2019, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2020	2019
Audit Fees (1)	$1,631,250	$1,316,460
Audit Related Fees (2)	113,600	110,335
All Other Fees (3)	—	61,293
Expenses	25,000	65,000
Total	$1,769,850	$1,553,088
(1)    For fiscal year 2020, audit fees include $1,284,000 for audit of financial statements and services related to SEC filings and an estimated $234,750 for accounting consultation and other work related to the integrated audit and $112,500 for comfort letter. For fiscal year 2019, audit fees included $1,217,460 for audit of financial statements and services related to SEC filings and an estimated $99,000 for accounting consultation and other work related to the integrated audit.
(2)    For fiscal year 2020, represents estimated fees for U.S. Department of Housing and Urban Development compliance audit ($60,000), Mortgage Electronic Reporting Systems compliance reporting ($16,400), Uniform Single Attestation Program for Mortgage Bankers compliance reporting ($20,800), FDIC compliance audit ($5,500) and agreed upon procedures related to the Colorado Public Deposit Protection Act ($10,900). For fiscal year 2019, represents fees for U.S. Department of Housing and Urban Development compliance audit ($58,350), Mortgage Electronic Reporting Systems compliance reporting ($15,914), Uniform Single Attestation Program for Mortgage Bankers compliance reporting ($20,157), FDIC compliance audit ($5,305) and agreed upon procedures related to the Colorado Public Deposit Protection Act ($10,609).
(3)    For fiscal year 2019, represents aggregate fees for advisory services relate to the Risk Asset Review Methodology Program.
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Pre-Approval of Audit and Non-Audit Services
The Audit Committee Charter requires the pre-approval of all fees and services to be provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Company's independent registered public accounting firm must confirm to the Audit Committee that any proposed services to be provided do not impair their independence. The Audit Committee has sole authority, without action by the Board, for the review and approval of such services and fees. In fiscal year 2020 and 2019, all such fees and services were pre-approved by the Audit Committee in accordance with these procedures.
Presence of Representatives of Independent Registered Public Accounting Firm
One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and afforded an opportunity to make a statement if they desire to do so, and to be available to respond to questions from stockholders.
Required Vote
Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021 requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the same effect as a vote against ratification.

THE BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.
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Audit Committee Report

The Audit Committee provides oversight of the Company’s financial reporting process on behalf of the Board. All members of the Audit Committee are independent from management and the Company (as independence is currently defined in the NYSE listing requirements and also meet the requirements of Rule 10A-3 of the Exchange Act).
The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. Management is responsible for the Company’s internal control over financial reporting, the financial reporting process and the Company’s consolidated financial statements. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and of the effectiveness of internal control over financial reporting in accordance with auditing standards promulgated by the Public Company Accounting Oversight Board ("PCAOB") and to issue reports thereon. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing; as noted above, the Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee met with management and Ernst and Young LLP to discuss the fiscal year 2020 audited consolidated financial statements. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP. The Audit Committee also discussed with Ernst & Young LLP matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), including their judgments about the quality, not just the acceptability, of the Company’s significant accounting principles, the reasonableness of critical accounting estimates and judgments in the Company’s consolidated financial statements, and the disclosures in the consolidated financial statements, including disclosures relating to significant accounting policies.
The Audit Committee also received the written disclosures and letter from Ernst & Young LLP required by the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed and confirmed with Ernst & Young LLP their independence from the Company and its management.
The Audit Committee relies, without independent verification, on the information provided to the Audit Committee and on the representations made by management, internal auditors and the independent auditor. Based on discussions with management, internal auditors and Ernst & Young LLP, as well as the review of the representations given to the Audit Committee and Ernst & Young LLP’s reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, as filed with the SEC.

Audit Committee

Frances Grieb, Chairperson
Thomas Henning
James Israel

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Certain Relationships and Related Party Transactions

Related Party Transactions
We, our Bank or one of our other subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for director, 5% or more beneficial owners of our Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related party transactions.”
Related Party Transaction Policy
Our Board has adopted a written policy governing the review and approval of transactions with related parties that will or may be expected to exceed $120,000 in any fiscal year. The policy calls for the related party transactions to be reviewed and, if deemed appropriate, approved by our Audit Committee. Upon determination by the General Counsel of the Company that a transaction requires review under the policy, the material facts are to be presented to the Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee will take into account, among relevant other factors, whether the related party transaction is in our best interests, whether it involves a conflict of interest and the commercial reasonableness of the transaction. In the event a member of our Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.
Certain decisions and transactions are not subject to the related party transaction approval policy, including: (i) decisions on compensation or benefits relating to directors or executive officers and (ii) loans from our Bank or other indebtedness owing to us made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to us and not presenting more than the normal risk of collectability or other unfavorable features. During fiscal year 2020, there were no related party transactions requiring review and approval of the Audit Committee.
Other Related Party Transactions
In the ordinary course of our business, we or our Bank have engaged and expect to continue engaging in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. Any loan to a related party was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans made to persons who were not related to us. These loans do not involve more than the normal credit collection risk and do not present any other unfavorable features.
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Other Business

As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend to vote each proxy, to the extent entitled, in accordance with their best judgment.
Stockholder Proposals For 2022 Annual Meeting
Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2022 Annual Meeting of Stockholders (the "2022 Annual Meeting") must submit their proposals by certified mail, return receipt requested, and must be received by the Corporate Secretary at our principal offices in Sioux Falls, South Dakota, on or before August 25, 2021, to be eligible for inclusion in our proxy statement and proxy card relating to that meeting. In the event that we hold our 2022 Annual Meeting more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders’ proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
In accordance with the Company’s Bylaws, proposals of stockholders intended to be presented at the 2022 Annual Meeting (other than director nominations) must be received by the Company’s Secretary no later than November 11, 2021, nor earlier than October 12, 2021 provided that if the 2022 Annual Meeting is held more than 30 days before, or 60 days after, February 9, 2022, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the 10th day following the date the meeting date is first publicly announced or disclosed. Furthermore, in order for any stockholder to properly propose any business for consideration at the 2022 Annual Meeting, including the nomination of any person for election as a director, or any other matter raised other than pursuant to Rule 14a-8 of the proxy rules adopted under the Exchange Act, written notice of the stockholder’s intention to make such proposal must be furnished to the Company in accordance with, and including such information required by, the Company’s Bylaws. A copy of the Company’s Bylaws is available on our website at www.greatwesternbank.com under the Investor Relations tab.
The Governance Committee considers nominees recommended by stockholders as candidates for election to the Board using the same criteria as candidates selected by the Governance Committee discussed in “Proposal No. 1 Election of Directors.” A stockholder wishing to nominate a candidate for election to the Board at an annual meeting is required to give written notice to the Company’s Secretary of his or her intention to make a nomination in accordance with the requirements contained in the Company’s Bylaws. Pursuant to the Company’s Bylaws, notice of director nominations to be presented at the 2022 Annual Meeting must be received by the Company’s Secretary no later than November 11, 2021, nor earlier than October 12, 2021 provided that if the 2022 Annual Meeting is held more than 30 days before, or 60 days after, February 9, 2022, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the 10th day following the date the meeting date is first publicly announced or disclosed. If the number of directors to be elected to the Board is increased and either all of the nominees for director or the size of the increased Board is not publicly announced or disclosed by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting, notice of any stockholder nominees to serve as directors for any newly created positions resulting from the increased size may be delivered to the Company’s Secretary no later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board shall have been publicly announced or disclosed. A copy of the Company’s Bylaws is available on our website at www.greatwesternbank.com under the Investor Relations tab.

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Distribution Of Certain Documents
The Annual Report of Great Western Bancorp, Inc. for the fiscal year ended September 30, 2020 (the “Annual Report”), which includes our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, is being made available with this Proxy Statement to our stockholders. Stockholders are referred to the Annual Report for financial and other information about us. The Annual Report is not a part of this Proxy Statement. This Proxy Statement and the Annual Report are also available on our website at www.greatwesternbank.com under the Investor Relations tab.
We are required also to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at www.greatwesternbank.com under the Investor Relations tab or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including this Proxy Statement, the Annual Report and our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, without charge to any stockholder upon written request or verbal request to our Company’s Corporate Secretary 225 S. Main Ave., Sioux Falls, South Dakota 57104; (605) 334–2548; or toll free at (800) 952–2043.

By order of the Board of Directors,
Donald J. Straka
Corporate Secretary

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Appendix A

GREAT WESTERN BANCORP, INC.

2014 OMNIBUS INCENTIVE COMPENSATION PLAN

GREAT WESTERN BANCORP, INC.
2014 OMNIBUS INCENTIVE COMPENSATION PLAN
ARTICLE I
GENERAL
1.1 Purpose
The purpose of the Great Western Bancorp, Inc. 2014 Omnibus Incentive Compensation Plan (as amended from time to time, the “Plan”) is to help the Company (as hereinafter defined): (1) attract, retain and motivate key employees (including prospective employees) and consultants (other than non-employee directors of Great Western Bancorp, Inc., a Delaware corporation (“Great Western”); (2) align the interests of such persons with Great Western’s stockholders; and (3) promote ownership of Great Western’s equity.
1.2 Definitions of Certain Terms
For purposes of this Plan, the following terms have the meanings set forth below:
1.2.1 “Acquisition Awards” has the meaning set forth in Section 1.6.1.
1.2.2 “Award” means an award made pursuant to the Plan.
1.2.3 “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.
1.2.4 “Board” means the Board of Directors of Great Western.
1.2.5 “Business Combination” has the meaning provided in the definition of Change in Control.
1.2.6 “Cause” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Cause,” “Cause” as defined in that agreement or (b) with respect to any other Grantee, the occurrence of any of the following: (i) such Grantee’s conviction of, or plea of guilty or no contest to, any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof or under the laws of any other jurisdiction, (ii) such Grantee’s attempted commission of, or participation in, a fraud or theft against the Company or any client of the Company, (iii) such Grantee’s engagement in gross misconduct that causes financial or reputation harm to the Company, (iv) such Grantee’s repeated failure to substantially perform his or her duties and responsibilities to the Company (other than failure resulting from incapacity due to mental or physical illness or injury or from any permitted leave required by law), (v) such Grantee’s material violation of any contract or agreement between the Grantee and the Company or any written Company policy, (vi) such Grantee’s habitual abuse of narcotics or (vii) such Grantee’s disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by his or her job description or such Grantee’s loss of any governmental or self-regulatory license that is reasonably necessary for such Grantee to perform his or her duties or responsibilities, in each case as an Employee or a Consultant, as applicable, of the Company.
1.2.7 “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.
1.2.8 “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events after the completion of the initial public offering of the Company:
(a) during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Great Western in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Great Western as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director; provided, further, that this Section 1.2.8(a) shall not be in effect until the earlier to occur of (A) the Non-Control Date (as defined in the Stockholder Agreement between National Australia Bank Limited and Great Western) and (B) the date on which National Australia Bank Limited owns less than 5% of Great Western’s outstanding Shares;

(b) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of Great Western representing 30% or more of the combined voting power of Great Western’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition) or (E) by National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates;
(c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Great Western that requires the approval of Great Western’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), excluding such a Business Combination with National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates, unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than National Australia Bank Limited or any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least 50% of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) will be deemed to be a “Non-Qualifying Transaction”); or
(d) the consummation of a sale of all or substantially all of Great Western’s assets (other than to National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates or an affiliate of Great Western); or
(e) Great Western’s stockholders approve a plan of complete liquidation or dissolution of Great Western.
Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person (other than National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates) becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control will then occur.
1.2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.
1.2.10 “Committee” has the meaning set forth in Section 1.3.1.
1.2.11 “Common Stock” means the common stock of Great Western, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.
1.2.12 “Company” means Great Western and any Subsidiary, and any successor entity thereto.
1.2.13 “Company Voting Securities” has the meaning provided in the definition of Change in Control.
1.2.14 “Consent” has the meaning set forth in Section 3.3.2.
1.2.15 “Consultant” means any individual (other than a non-employee Director), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to the Company.
1.2.16 “Covered Person” has the meaning set forth in Section 1.3.4.
1.2.17 “Director” means a member of the Board.
1.2.18 “Disability” has the meaning provided in the Company’s Disability Policy, as may be amended from time to time.

1.2.19 “Effective Date” has the meaning set forth in Section 3.23.
1.2.20 “Employee” means a regular, active employee and/or a prospective employee of the Company, but not including a non-employee Director.
1.2.21 “Employment” means a Grantee’s performance of services for the Company, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated will include both voluntary and involuntary terminations.
1.2.22 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.23 “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.
1.2.24 “Good Reason” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Good Reason,” “Good Reason” as defined in that agreement or (b) with respect to any other Grantee, the occurrence of any of the following in the absence of the Grantee’s written consent: (i) any material and adverse change in the Grantee’s position or authority with the Company as in effect immediately before a Change in Control, other than an isolated and insubstantial action not taken in bad faith and which is remedied by the Company within 30 days after receipt of notice thereof given by the Grantee; (ii) the transfer of the Grantee’s primary work site to a new primary work site that is more than 50 miles from the Grantee’s primary work site in effect immediately before a Change in Control; or (iii) a diminution of the Grantee’s base salary in effect immediately before a Change in Control by more than 10%, unless such diminution applies to all similarly situated employees. If the Grantee does not deliver to the Company a written notice of termination within 60 days after the Grantee has knowledge that an event constituting Good Reason has occurred, the event will no longer constitute Good Reason. In addition, the Grantee must give the Company 30 days to cure the event constituting Good Reason.
1.2.25 “Grantee” means an Employee or Consultant who receives an Award.
1.2.26 “Incentive Stock Option” means a stock option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.
1.2.27 “Incumbent Directors” has the meaning provided in the definition of Change in Control.
1.2.28 “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.
1.2.29 “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.1.
1.2.30 “Performance-Based Awards” means certain Other Stock-Based or Cash-Based Awards granted pursuant to Section 2.8.2.
1.2.31 “Performance Criteria” has the meaning set forth in Section 2.8.2.
1.2.32 “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards, which may or may not be based on Performance Criteria.
1.2.33 “Plan” has the meaning set forth in Section 1.1.
1.2.34 “Plan Action” has the meaning set forth in Section 3.3.1.
1.2.35 “Retirement” means termination of Employment by the Grantee (while such Grantee is in good standing with the Company) on or after the Grantee’s attainment of age 55, provided that the sum of the Grantee’s age and years of service with the Company is 75 or greater.
1.2.36 “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.37 “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.38 “Share Limit” has the meaning set forth in Section 1.6.1.
1.2.39 “Shares” means shares of Common Stock.
1.2.40 “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which Great Western, directly or indirectly, owns stock or other equity interests possessing 25% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.
1.2.41 “Surviving Entity” has the meaning provided in the definition of Change in Control.
1.2.42 “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of Great Western and of any Subsidiary or parent corporation of Great Western.
1.2.43 “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.
1.3 Administration
1.3.1 The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:
(a) exercise all of the powers granted to it under the Plan;
(b) construe, interpret and implement the Plan and all Award Agreements;
(c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
(d) make all determinations necessary or advisable in administering the Plan;
(e) correct any defect, supply any omission and reconcile any inconsistency in the Plan;
(f) amend the Plan to reflect changes in applicable law;
(g) grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon the attainment of Performance Goals and/or upon continued service;
(h) amend any outstanding Award Agreement in any respect including, without limitation, to
(1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(3) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions or
(4) reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and

(i) determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.15,
(1) Awards may be
(A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),
(B) exercised or
(C) canceled, forfeited or suspended,
(2) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,
(3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,
(4) Awards may be settled by Great Western, any of its Subsidiaries or affiliates or any of their designees and
(5) the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset.
1.3.2 Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
1.3.3 Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.
1.3.4 No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:
(a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and
(b) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Great Western’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
1.4 Persons Eligible for Awards
Awards under the Plan may be made to Employees and Consultants.
1.5 Types of Awards Under Plan
Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:
(a) stock options,
(b) stock appreciation rights,
(c) restricted shares,
(d) restricted stock units,
(e) dividend equivalent rights and
(f) other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.
1.6 Shares of Common Stock Available for Awards
1.6.1 Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be ~~1,375,889~~ 2,625,889 (the “Share Limit”). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of shares that may be granted under the Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.
1.6.2 Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. Shares tendered by a Grantee or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation with respect to an Award will not again be available for Awards.
1.6.3 Adjustments. The Committee will:
(a) adjust the number of Shares authorized pursuant to Section 1.6.1,
(b) adjust the individual Grantee limitations set forth in Sections 1.7, 2.4.1 and 2.5.1,
(c) adjust the number of Shares set forth in Section 2.3.2 that can be issued through Incentive Stock Options and
(d) adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

1.7 Individual Limitations
The maximum number of Shares with respect to which Awards (other than stock options and stock appreciation rights) may be granted during any fiscal year to any Grantee who is an Employee will be 1,000,000 (as adjusted pursuant to the provisions of Section 1.6.3). The grant limit under the preceding sentence will (i) apply to an Award other than a stock option or stock appreciation right only if the Award is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code and (ii) be adjusted upward or downward, as applicable, on a pro rata basis for each full or partial fiscal year in the applicable performance period.
ARTICLE II
AWARDS UNDER THE PLAN
2.1 Agreements Evidencing Awards
Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.15, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
2.2 No Rights as a Stockholder
No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Great Western with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.
2.3 Options
2.3.1 Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of Shares as to which stock options may be granted under the Plan to any one individual in any fiscal year may not exceed 1,000,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3).
2.3.2 Incentive Stock Options. At the time of grant, the Committee will determine:
(a) whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and
(b) the number of Shares subject to such Incentive Stock Option; provided, however, that
(1) the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any fiscal year (under all such plans of Great Western and of any Subsidiary or parent corporation of Great Western) may not exceed $100,000 and
(2) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.
The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. No more than ~~1,375,889~~ 2,625,889 Shares (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan may be issued through Incentive Stock Options.
2.3.3 Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock options.
2.3.4 Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years) from the date on which the stock option is granted.

2.3.5 Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.
To exercise a stock option, the Grantee must give written notice to the Company specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:
(a) personal check,
(b) Shares, based on the Fair Market Value as of the exercise date,
(c) any other form of consideration approved by the Company and permitted by applicable law and
(d) any combination of the foregoing.
The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.3.6 Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Great Western’s stockholders.
2.4 Stock Appreciation Rights
2.4.1 Grant Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of Shares as to which stock appreciation rights may be granted under the Plan to any one individual in any fiscal year may not exceed 1,000,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3).
2.4.2 Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock appreciation rights.
2.4.3 Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.
2.4.4 Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.
To exercise a stock appreciation right, the Grantee must give written notice to the Company specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:
(a) the excess of:
(1) the Fair Market Value of the Common Stock on the date of exercise over
(2) the exercise price of such stock appreciation right
multiplied by
(b) the number of stock appreciation rights exercised that will be delivered to the Grantee.

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.4.5 Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Great Western’s stockholders.
2.5 Restricted Shares
2.5.1 Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.
2.5.2 Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Grantee (without interest).
2.6 Restricted Stock Units
The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Great Western, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.
2.7 Dividend Equivalent Rights
The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Great Western until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.
2.8 Other Stock-Based or Cash-Based Awards
2.8.1 Grant. The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted Shares, performance share awards, performance units settled in cash) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to the achievement of Performance Goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.8.2 Performance-Based Awards. Notwithstanding anything to the contrary herein, Other Stock-Based or Cash-Based Awards may, at the discretion of the Committee, be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code. In such event, the Committee will follow the following procedures to the extent required to comply with Section 162(m) of the Code (taking into account any transition relief available thereunder):
(a) Establishment of the Performance Period, Performance Goals and Formula. A Grantee’s Performance-Based Award will be determined based on the attainment of written objective Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. At the same time as the Performance Goals are established, the Committee will prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the Performance Goals during the performance period.
(b) Performance Criteria. The Performance Goals will be based on one or more of the following business criteria (either separately or in combination) with regard to Great Western (or a Subsidiary, division, other operational unit or administrative department of Great Western) (“Performance Criteria”): measures of efficiency (including operating efficiency, productivity ratios or other similar measures); measures of achievement of expense targets, costs reductions, working capital, cash levels or general expense ratios; asset growth; earnings per share; enterprise value or value creation targets; combined net worth; debt to equity ratio; revenues, sales, net revenues or net sales measures; gross profit or operating profit measures (including before or after taxes or other similar measures); investment performance; income or operating income measures (with or without investment income or income taxes, before or after risk-adjustment, or other similar measures); cash flow; margin; net income, before or after taxes; earnings before interest, taxes, depreciation and/or amortization; return measures (including return on capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, assets, or net assets or total shareholder return or similar measures); market share measures; measures of balance sheet achievements (including debt reductions, leverage ratios or other similar measures) and increase in Fair Market Value of Common Stock.
Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) or such other objective principles, as may be designated by the Committee. To the extent financial terms are defined under GAAP, all determinations will be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.
Any Performance Goals may be measured in absolute terms or relative to historic performance or the performance of other companies or an index.
To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), for each fiscal year of Great Western, the Committee may (i) designate additional business criteria on which the Performance Goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of business under GAAP or (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.
(c) Certification of Performance. Following the completion of each performance period, the Committee will have the sole discretion to determine whether the applicable Performance Goals have been met with respect to a given Grantee and, if they have, will so certify in writing and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Grantee may be less (but not more) than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period will be paid to the Grantee at such time as determined by the Committee in its sole discretion after the end of such performance period.

2.9 Repayment If Conditions Not Met
If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.
ARTICLE III
MISCELLANEOUS
3.1 Amendment of the Plan
3.1.1 Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.7, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.7, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.
3.1.2 Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines that it is appropriate for Awards granted under the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code (taking into account any “transition relief” available to the Company under the Code), no amendment that would require stockholder approval in order for amounts paid pursuant to the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code will be effective without the approval of Great Western’s stockholders as required by Section 162(m) of the Code and, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of Great Western’s stockholders.
3.2 Tax Withholding
Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax),
(a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),
(b) the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or
(c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.
3.3 Required Consents and Legends
3.3.1 If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.15 such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2 The term “Consent” as used in this Article III with respect to any Plan Action includes:
(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States,
(b) any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,
(c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency,
(d) any and all consents by the Grantee to:
(1) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,
(2) the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and
(3) the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan and
(e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.
3.4 Right of Offset
The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
3.5 Nonassignability; No Hedging
Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.
3.6 Change in Control
3.6.1 Unless the Committee determines otherwise or as otherwise provided in the applicable Award Agreement, if a Grantee’s Employment is terminated by the Company or any successor entity thereto without Cause, or the Grantee resigns his or her Employment for Good Reason, in either case, on or within two (2) years after a Change in Control, (i) each Award granted to such Grantee prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, (ii) any outstanding Performance-Based Awards will be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open performance periods and (iii) any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Grantee’s termination of Employment.

3.6.2 In the event of a Change in Control, a Grantee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of Employment within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.
3.7 No Continued Employment or Engagement; Right of Discharge Reserved
Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Grantee any right to continued Employment, or other engagement, with the Company, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such Employment or other engagement at any time.
3.8 Nature of Payments
3.8.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.
3.8.2 All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.
3.9 Non-Uniform Determinations
3.9.1 The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.
3.9.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (a) establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (b) cause Great Western to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.
3.10 Other Payments or Awards
Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11 Plan Headings
The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
3.12 Termination of Plan
The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
3.13 Clawback/Recapture Policy
Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.
3.14 FDIC Limits on Golden Parachute Payments
Notwithstanding anything to the contrary, the Company will not be required to make any payment or grant any Award under the Plan or any Award Agreement that would otherwise be a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act.
3.15 Section 409A
3.15.1 All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan will govern.
3.15.2 Without limiting the generality of Section 3.15.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:
(a) any payment due upon a Grantee’s termination of Employment will be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;
(b) any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;
(c) if any payment to be made with respect to such Award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m) of the Code, such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated;
(d) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);
(e) with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;
(f) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;
(g) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and

(h) for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Great Western, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.
3.16 Governing Law
THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF SOUTH DAKOTA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.
3.17 Disputes; Choice of Forum
3.17.1 The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the County of Minnehaha, State of South Dakota, over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s Employment with the Company or the termination of that Employment. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.17.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.17.1.
3.17.2 The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.17.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.17 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.
3.17.3 Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.
3.17.4 Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.19, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).
3.18 Waiver of Jury Trial
EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.
3.19 Waiver of Claims
Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

3.20 Severability; Entire Agreement
If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.
3.21 No Liability With Respect to Tax Qualification or Adverse Tax Treatment
Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.
3.22 No Third-Party Beneficiaries
Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.
3.23 Successors and Assigns of the Company
The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.
3.24 Date of Adoption and Approval of Stockholders
The Plan was adopted by the Board on September 26, 2014 and was adopted by the Shareholder on October 10, 2014 (the “Effective Date”).

Appendix B

GREAT WESTERN BANCORP, INC.

2014 NON-EMPLOYEE DIRECTOR PLAN

GREAT WESTERN BANCORP, INC.
2014 NON-EMPLOYEE DIRECTOR PLAN
ARTICLE I
GENERAL
1.1 Purpose
The purpose of the Great Western Bancorp, Inc. 2014 Non-Employee Director Plan (as amended from time to time, the “Plan”) is to: (1) attract, retain and motivate non-employee directors of the Board of Directors of Great Western Bancorp, Inc., a Delaware corporation (“Great Western”) (each such director, a “Non-Employee Director”) and non-employee directors of Great Western’s Subsidiaries; (2) align the interests of such persons with Great Western’s stockholders; and (3) promote ownership of Great Western’s equity.
1.2 Definitions of Certain Terms
For purposes of this Plan, the following terms have the meanings set forth below:
1.2.1 “Award” means an award made pursuant to the Plan.
1.2.2 “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.
1.2.3 “Board” means the Board of Directors of Great Western.
1.2.4 “Business Combination” has the meaning provided in the definition of Change in Control.
1.2.5 “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.
1.2.6 “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events after the completion of the initial public offering of the Company:
(a) during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Great Western in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Great Western as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director; provided, further, that this Section 1.2.6(a) shall not be in effect until the earlier to occur of (A) the Non-Control Date (as defined in the Stockholder Agreement between National Australia Bank Limited and Great Western and (B) the date on which National Australia Bank Limited owns less than 5% of Great Western’s outstanding Shares;
(b) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of Great Western representing 30% or more of the combined voting power of Great Western’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition) or (E) by National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates;
(c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Great Western that requires the approval of Great Western’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), excluding such a Business Combination with National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates, unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company

Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than National Australia Bank Limited or any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least 50% of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) will be deemed to be a “Non-Qualifying Transaction”); or
(d) the consummation of a sale of all or substantially all of Great Western’s assets (other than to National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates or an affiliate of Great Western); or
(e) Great Western’s stockholders approve a plan of complete liquidation or dissolution of Great Western.
Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person (other than National Australia Bank Limited or any of its direct or indirect Subsidiaries or a transferee thereof and such transferee’s affiliates) becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control will then occur.
1.2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.
1.2.8 “Committee” has the meaning set forth in Section 1.3.1.
1.2.9 “Common Stock” means the common stock of Great Western, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.
1.2.10 “Company” means Great Western and any Subsidiary, and any successor entity thereto.
1.2.11 “Company Voting Securities” has the meaning provided in the definition of Change in Control.
1.2.12 “Consent” has the meaning set forth in Section 3.3.2.
1.2.13 “Covered Person” has the meaning set forth in Section 1.3.4.
1.2.14 “Effective Date” has the meaning set forth in Section 3.23.
1.2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.16 “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.
1.2.17 “Grantee” means a Non-Employee Director or a non-employee director of a Subsidiary of Great Western who receives an Award.
1.2.18 “Incumbent Directors” has the meaning provided in the definition of Change in Control.
1.2.19 “Non-Employee Director” has the meaning set forth in Section 1.1. For the avoidance of doubt, a director who is also an employee of Great Western, National Australia Bank Limited or any of their respective Subsidiaries will not be a Non-Employee Director.
1.2.20 “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.
1.2.21 “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.
1.2.22 “Plan” has the meaning set forth in Section 1.1.

1.2.23 “Plan Action” has the meaning set forth in Section 3.3.1.
1.2.24 “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.
1.2.25 “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.26 “Share Limit” has the meaning set forth in Section 1.6.1.
1.2.27 “Shares” means shares of Common Stock.
1.2.28 “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which Great Western, directly or indirectly, owns stock or other equity interests possessing 25% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.
1.2.29 “Surviving Entity” has the meaning provided in the definition of Change in Control.
1.2.30 “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.
1.3 Administration
1.3.1 The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:
(a) exercise all of the powers granted to it under the Plan;
(b) construe, interpret and implement the Plan and all Award Agreements;
(c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
(d) make all determinations necessary or advisable in administering the Plan;
(e) correct any defect, supply any omission and reconcile any inconsistency in the Plan;
(f) amend the Plan to reflect changes in applicable law;
(g) grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of directorship on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon continued service;
(h) amend any outstanding Award Agreement in any respect, including, without limitation, to
(1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(3) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions or
(4) reflect a change in the Grantee’s circumstances (e.g., a change in position, duties or responsibilities); and

(i) determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.15,
(1) Awards may be
(A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),
(B) exercised or
(C) canceled, forfeited or suspended,
(2) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,
(3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,
(4) Awards may be settled by Great Western, any of its Subsidiaries or affiliates or any of their designees and
(5) the exercise price for any stock option or stock appreciation right may be reset.
1.3.2 Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
1.3.3 Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.
1.3.4 No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:
(a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and
(b) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.
The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Great Western’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

1.4 Persons Eligible for Awards
Awards under the Plan may be made only to Non-Employee Directors and non-employee directors of Great Western’s Subsidiaries.
1.5 Types of Awards Under Plan
Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:
(a) stock options,
(b) stock appreciation rights,
(c) restricted shares,
(d) restricted stock units,
(e) dividend equivalent rights and
(f) other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.
1.6 Shares of Common Stock Available for Awards
1.6.1 Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be ~~121,333~~ 211,333 (the “Share Limit”). Aggregate Awards to any one Grantee in respect of any fiscal year, solely with respect to his or her service as a director of the Board, may not exceed $1,000,000 based on the aggregate value of cash Awards and Fair Market Value of stock-based Awards, in each case, determined as of the date of grant.
1.6.2 Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. Shares tendered by a Grantee or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation with respect to an Award will not again be available for Awards.
1.6.3 Adjustments. The Committee will:
(a) adjust the number of Shares authorized pursuant to Section 1.6.1, and
(b) adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.
ARTICLE II
AWARDS UNDER THE PLAN
2.1 Agreements Evidencing Awards
Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.15, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2 No Rights as a Stockholder
No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Great Western with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.
2.3 Options
2.3.1 Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.
2.3.2 Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock options.
2.3.3 Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years from the date on which the stock option is granted.
2.3.4 Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.
To exercise a stock option, the Grantee must give written notice to the Company specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:
(a) personal check,
(b) Shares, based on the Fair Market Value as of the exercise date,
(c) any other form of consideration approved by the Company and permitted by applicable law and
(d) any combination of the foregoing.
The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.3.5 Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Great Western’s stockholders.
2.4 Stock Appreciation Rights
2.4.1 Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.
2.4.2 Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock appreciation rights.
2.4.3 Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

2.4.4 Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.
To exercise a stock appreciation right, the Grantee must give written notice to the Company specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:
(a) the excess of:
(1) the Fair Market Value of the Common Stock on the date of exercise over
(2) the exercise price of such stock appreciation right multiplied by
(b) the number of stock appreciation rights exercised that will be delivered to the Grantee.
Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.4.5 Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Great Western’s stockholders.
2.5 Restricted Shares
2.5.1 Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.
2.5.2 Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Grantee (without interest).
2.6 Restricted Stock Units
The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Great Western, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee. Unless otherwise specified in an Award Agreement, in the event that a Grantee is removed or terminated as a director, or otherwise ceases to be a director of the Company, then, subject to and in accordance with the terms of this Plan, each vested restricted stock unit then held by the Grantee as of the date of such cessation of services will be settled as of such date.

2.7 Dividend Equivalent Rights
The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Great Western until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.
2.8 Other Stock-Based or Cash-Based Awards
The Committee may grant other types of equity-based, equity-related or cash-based Awards (including retainers and meeting-based fees and the grant or offer for sale of unrestricted Shares, performance share awards, performance units settled in cash) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
2.9 Repayment If Conditions Not Met
If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.
ARTICLE III
MISCELLANEOUS
3.1 Amendment of the Plan
3.1.1 Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.7, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.7, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.
3.1.2 Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.
3.2 Tax Withholding
Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax),
(a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),
(b) the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or
(c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.

3.3 Required Consents and Legends
3.3.1 If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.15, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.
3.3.2 The term “Consent” as used in this Article III with respect to any Plan Action includes:
(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States;
(b) any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made;
(c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency;
(d) any and all consents by the Grantee to:
(1) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,
(2) the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and
(3) the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan; and
(e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.
3.4 Right of Offset
The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
3.5 Nonassignability; No Hedging
Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6 Change in Control
3.6.1 Unless the Committee determines otherwise or as otherwise provided in the applicable Award Agreement, each Award will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable upon a Change in Control, and any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Change in Control.
6.3.2 In the event of a Change in Control, a Grantee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of directorship within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.
3.7 Right of Discharge Reserved
Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will (1) confer upon any Grantee the right to remain in the service of Great Western or any of its Subsidiaries as a Non-Employee Director, (2) affect any right which Great Western or any of its Subsidiaries may have to terminate or alter the terms and conditions of such service or (3) create any obligation on behalf of the Board to nominate any Non-Employee Director for re-election to the Board by Great Western’s stockholders or to nominate and elect such person to the board of directors of any of Great Western’s Subsidiaries.
3.8 Nature of Payments
3.8.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.
3.8.2 All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.
3.9 Non-Uniform Determinations
3.9.1 The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s directorship has been terminated for purposes of the Plan.

3.9.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals and grant Awards (or amend existing Awards) in accordance with those rules.
3.10 Other Payments or Awards
Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.11 Plan Headings
The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
3.12 Termination of Plan
The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
3.13 Clawback/Recapture Policy
Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.
3.14 FDIC Limits on Golden Parachute Payments
Notwithstanding anything to the contrary, the Company will not be required to make any payment or grant any Award under the Plan or any Award Agreement that would otherwise be a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act.
3.15 Section 409A
3.15.1 All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan will govern.
3.15.2 Without limiting the generality of Section 3.15.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:
(a) any payment due upon a Grantee’s ceasing to provide services to the Company will be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;
(b) any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;
(c) if any payment to be made with respect to such Award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m) of the Code, such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated;
(d) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(e) with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;
(f) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;
(g) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and
(h) for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Great Western, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.
3.16 Governing Law
THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF SOUTH DAKOTA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.
3.17 Disputes; Choice of Forum
3.17.1 The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the County of Minnehaha, State of South Dakota, over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s continuation of service with the Company or the termination of that service. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.17.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.17.1.
3.17.2 The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.17.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.17 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.
3.17.3 Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.
3.17.4 Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.19, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).
3.18 Waiver of Jury Trial
EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.19 Waiver of Claims
Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.
3.20 Severability; Entire Agreement
If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.
3.21 No Liability With Respect to Tax Qualification or Adverse Tax Treatment
Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.
3.22 No Third-Party Beneficiaries
Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.
3.23 Successors and Assigns of the Company
The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.
3.24 Date of Adoption and Approval of Stockholders
The Plan was adopted by the Board on September 26, 2014 and was approved by Great Western’s stockholders on October 10, 2014 (the “Effective Date”).

Great Western Bancorp, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors Recommends You Vote FOR Each Nominee in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. To elect as directors to the Board of Directors the nominees named below for a term of three years:

Nominee	For	Withhold
01 - James Brannen	☐	☐
02 - Thomas Henning	☐	☐
03 - Daniel Rykhus	☐	☐

Proposal	For	Against	Abstain
2. To approve, by advisory vote, a resolution on executive compensation.	☐	☐	☐
3. To approve an amendment to the Company's 2014 Omnibus Incentive Plan.	☐	☐	☐
4. To approve an amendment to the Company's 2014 Non-Employee Director Plan.	☐	☐	☐
5. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2021.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 8 3 7 0 3

03CNRB

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Great Western Bancorp, Inc.

Notice of 2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — February 9, 2021

Mark Borrecco and Don Straka, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Great Western Bancorp, Inc., to be held on February 9, 2021 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Each Nominee in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

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